DELAWARE(SM)
INVESTMENTS
-----------

                                         Delaware Tax-Free Idaho Fund

                                         Delaware Tax-Free Iowa Fund

                                         Delaware Tax-Free Kansas Fund

                                         Delaware Tax-Free Missouri Insured Fund

                                         Delaware Montana Municipal Bond Fund

                                         Delaware Tax-Free North Dakota Fund

                                         Delaware Tax-Free Oregon Insured Fund

                                         Delaware Tax-Free Wisconsin Fund


Tax-Exempt Income




                                                              2000 ANNUAL REPORT


                           (Tax-Exempt Income Artwork)

                               TABLE OF CONTENTS
                               -----------------

Letter to Shareholders                                           1

Portfolio
Management Review                                                4

Performance Summary

 Delaware Tax-Free
 Idaho Fund                                                      9

 Delaware Tax-Free
 Iowa Fund                                                      10

 Delaware Tax-Free
 Kansas Fund                                                    11

 Delaware Tax-Free
 Missouri Insured Fund                                          12

 Delaware Montana
 Municipal Bond Fund                                            13

 Delaware Tax-Free
 North Dakota Fund                                              14

 Delaware Tax-Free
 Oregon Insured Fund                                            15

 Delaware Tax-Free
 Wisconsin Fund                                                 16

Financial Statements

 Statements
 of Net Assets                                                  17

 Statements of Operations                                       34

 Statements of Changes
 in Net Assets                                                  35

 Financial Highlights                                           37

 Notes to Financial
 Statements                                                     59

                   A TRADITION OF SOUND INVESTING SINCE 1929
                   -----------------------------------------

A Commitment To Our Investors

Experienced
[ ] Our seasoned investment professionals average more than 15 years' experience.
[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
[ ]  We follow strict investment policies and clear buy/sell guidelines.
[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
[ ]  We clearly articulate our investment policies and follow them consistently.
[ ] Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

Comprehensive
[ ]  We offer more than 70 mutual funds in these asset classes.
     o Large-cap equity                o High-yield bonds
     o Mid-cap equity                  o Investment grade bonds
     o Small-cap equity                o Municipal bonds (23 single-state funds)
     o International equity            o International fixed-income
     o Balanced
[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

"WE BELIEVE RISING

TREASURY PRICES LEFT

MUNICIPAL BONDS IN

A POSITION OF

RELATIVE VALUE."



Dear Shareholder


October 9, 2000

Recap of Events - Throughout most of the Funds' fiscal year ended August 31, 2000, the Federal Reserve Board focused on tightening the U.S. money supply, conducting a prolonged series of interest rate hikes. A strong U.S. economy and threatening inflation prompted the Fed to bump up short-term interest rates four times during the period, with the last increase coming on May 16, 2000.

During the fall of 1999, many bond buyers seemed to be ignoring municipal bonds in favor of the higher-yielding corporate bonds that were flooding the market. That scenario changed later in our fiscal year when interest rate hikes in February and March, coupled with the U.S. Treasury buyback and turmoil in the U.S. stock market in April, led to a marked increase in demand for the safety of U.S. Treasury securities. We believe rising Treasury prices left municipal bonds in a position of relative value. Investors began to recognize this value as Treasury yields dropped and AAA-rated municipal bond yields exceeded 6% in March (Source: Bloomberg). Since then, we have generally seen demand for municipal bonds on the upswing.*

Increased tax revenue resulting from the strong economy and higher borrowing costs resulting from rising interest rates caused many state and local governments to reduce the number of municipal bonds they issued during our fiscal year. This caused demand to exceed supply as we ended our year (Source:
Moody's Investors Service Inc.).





Total Return
For Period Ended August 31, 2000                              One Year
--------------------------------------------------------------------------------
Delaware Tax-Free Idaho Fund Class A                            +3.25%
--------------------------------------------------------------------------------
Delaware Tax-Free Iowa Fund Class A                             +5.35%
--------------------------------------------------------------------------------
Delaware Montana Municipal Bond Fund Class A                    +6.10%**
--------------------------------------------------------------------------------
Delaware Tax-Free North Dakota Fund Class A                     +3.58%
--------------------------------------------------------------------------------
Delaware Tax-Free Wisconsin Fund Class A                        +4.62%
--------------------------------------------------------------------------------
Lipper Other States Municipal Debt Funds Average (77 funds)     +4.54%
--------------------------------------------------------------------------------
Delaware Tax-Free Kansas Fund Class A                           +4.14%
--------------------------------------------------------------------------------
Lipper Kansas Municipal Debt Funds Average (13 funds)           +4.44%
--------------------------------------------------------------------------------
Delaware Tax-Free Missouri Insured Fund Class A                 +4.99%
--------------------------------------------------------------------------------
Lipper Missouri Municipal Debt Funds Average (20 funds)         +4.91%
--------------------------------------------------------------------------------
Delaware Tax-Free Oregon Insured Fund Class A                   +6.04%
--------------------------------------------------------------------------------
Lipper Oregon Municipal Debt Funds Average (25 funds)           +5.20%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                            +6.77%
Lehman Brothers Insured Municipal Bond Index                    +7.40%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance for all Fund classes can be found on pages 9 through 16. The Lipper categories represent the average returns of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper, Inc.). The unmanaged Lehman Brothers Indexes are composed of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Past performance does not guarantee future results.

 *The U.S. Government does not guarantee principal and interest of municipal bonds, unlike Treasuries.

**Since Fund's inception on November 2, 1999.

"WE ARE ENCOURAGED BY

THE CURRENT MARKET

ENVIRONMENT."



The flip-flop between supply and demand in the municipal markets happened gradually throughout 2000. The Fed's latest interest rate hike in May supported that trend. By the end of our fiscal year, demand for municipal bonds remained high while municipal bond issuance for 2000 declined by about 19%, a reduction of about $33 billion from the same period one year prior (Source: Thomson Financial).

Long-term interest rates began to decline during the summer months, with the 30-year mortgage rate at 7.64% on August 31, 2000, about three quarters of a percentage point off its spring 2000 high for the year. The average yield on 30-year AAA-rated municipal bonds, which rarely is more than the yield for the 30-year Treasury bond, stood at 5.68% on August 31, 2000. By comparison, the 30-year Treasury bond was yielding 5.66% and two-year Treasury notes 6.16% on August 31, 2000 (Source: Bloomberg).* For municipal bond tax-equivalent yields, see the chart on page 8.

Delaware's Municipal Bond Funds for Idaho, Iowa, Kansas, Missouri, Montana, North Dakota, Oregon, and Wisconsin struggled during the first half of the fiscal year, but then rode the municipal market rally to solid overall returns as of August 31, 2000.

The Funds' portfolios are managed with a long-term perspective. Therefore, relatively few significant changes were made to the Funds during the fiscal year. This long-term investment approach can minimize trading costs and limit capital gains. As a result, investors may get to keep more of what they earn. While there was a relatively small supply of bonds in some states, the scant supply of new bonds often helped improve the value of the bonds we held.




*The U.S. Government does not guarantee principal and interest of municipal bonds, unlike Treasuries.


(Tax-Exempt Income Artwork)

Market Outlook - We are encouraged by the current market environment. As of this writing, the predominant opinion on Wall Street is that the Fed is firmly in a holding pattern with regard to its actions on interest rates. Evident slowing in the U.S. economy, which has prompted the Fed to leave rates untouched at its last three meetings, could eventually lead to lesser revenues for states and municipalities. In our opinion, this would likely lead to a general increase in the issuance of municipal bonds.

We believe that municipal bonds will continue to play a role in well-diversified portfolios. In addition, we believe that in an environment where interest rates trend downward, investing in municipal bond funds could prove to be more attractive to investors than buying individual bonds. In such an environment, municipal bond funds, like Delaware's, are holding slightly older bonds -- many of which were issued at more attractive rates than most new issues coming to market.

Thank you for your continued confidence and your commitment to Delaware Investments.

Sincerely,



/s/Wayne A. Stork                         /s/David K. Downes

Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

     Elizabeth H. Howell
Senior Portfolio Manager
         October 9, 2000

Delaware Tax-Free Idaho Fund
Sector Allocation
As of August 31, 2000

Pre-Refunded 6.67%
General Obligation 4.34%
Industrial Development 3.14%
Higher Education 2.82%
Certificates
of Participation 2.07%
Miscellaneous 22.17%


      [graphic omitted]


Housing 14.71%
Hospitals 21.97%
Pollution Control 22.11%

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Funds' Results
During the year ended August 31, 2000, we began to see strong performance in municipal markets despite changing interest rates. While municipal bond fund cash flows are negative year-to-date, July 2000 brought positive numbers that we hope to see continue, with investors pouring a net $850 million dollars into municipal bond funds (Source: Investment Company Institute).

The year was characterized by a continued diminishing of municipal bond supply, as states, counties, and municipalities issued fewer bonds, likely due to strong local economies and tax bases, as well as the dramatic decline in bond refunding. Although healthcare bonds were weak during the period, bond issues for public projects such as transportation and higher education often exhibited strength. Credit upgrades for bonds were also substantial -- especially among tax-backed bonds (Source: Moody's Investors Service).

State and local municipalities in the Midwest and Pacific Northwest continued to enjoy fiscal prosperity during the year. We believe the credit quality of most states in these two regions is relatively high, and we anticipate that the credit ratings of the bonds we hold will generally remain solid. During July and August, widespread forest fires affected many Northwestern states. Although the clean-up and rebuilding that takes place afterwards will be costly, we think that fire-related expenses will ultimately not affect local economies in a profound way. These states had strong bases prior to the fires, and are likely to receive a significant amount of federal aid afterward.

The fluctuating interest rate environment, meanwhile, dictated the need throughout our fiscal year for managing portfolio duration -- a key statistic that indicates a bond fund's sensitivity to interest rate movement.

Delaware Tax-Free Idaho Fund

Delaware Tax-Free Idaho Fund had a total return of +3.25% (for Class A shares at net asset value with distributions reinvested) for the year ended August 31, 2000. The Fund did not perform as well as other funds in its peer group, the Lipper Other States Municipal Debt Funds, which returned +4.54% for the same period. We held a modest percentage of the Fund's assets in Industrial Development Revenue bonds (IDRs). The Fund's performance was mildly hampered at times by these holdings as prices for IDRs declined during the period, which occurred in response to weakness in the corporate bond market in relation to U.S. Treasuries. We continue to hold IDRs as we believe this is a temporary situation.

While issuance of double tax-exempt bonds was generally sparse during the period, we found supply to be adequate. The Fund was fully invested during the period, and more than 20% of the bonds in the portfolio were non-rated. Non-rated bonds are typically issued by small municipalities looking to avoid the expense of obtaining a credit rating from a major agency like Moody's or Standard & Poor's. We rigorously research non-rated bond issues before adding them to the portfolio, and once the bonds are part of our portfolio we monitor their credit quality on a regular basis.

We maintained duration in the mid-range, which is in line with our peers. We generally held bonds with higher credit ratings than our peers, which helped the Fund's performance.

Idaho was one of the states affected by forest fires during the summer. The fires generated an increase in unemployment benefit payouts, and also affected the state's tourism and recreation industry. Idaho ended fiscal 1999 with an operating surplus, and its general fund revenues grew by 9.6%, which was larger than expected (Source: Standard & Poor's). We believe that the cost of the fires will have a relatively small effect on Idaho's overall economy. Because the economic and financial condition of the state has improved in recent years, our general outlook for Idaho is favorable.

Delaware Tax-Free Iowa Fund
Sector Allocation
As of August 31, 2000

Transportation 8.55%
Power Authority 8.49%
Hospitals 3.08%
Higher Education 7.43%
Miscellaneous 27.85%

   (graphic omitted)

Water & Sewer 11.42%
Industrial Development 16.21%

Pre-Refunded/Escrowed to Maturity 16.97%



Delaware Tax-Free Kansas Fund
Sector Allocation
As of August 31, 2000

Hospitals 9.84%
Housing 9.36%
Industrial Development 7.93%
Power Authority 6.29%
Miscellaneous 4.76%
Pre-Refunded 20.15%


        (graphic omitted)



Water & Sewer 12.41%
Higher Education 14.51%

General Obligation 14.75%



Delaware Tax-Free Iowa Fund
Delaware Tax-Free Iowa Fund had a total return of +5.35% (for Class A shares at net asset value with distributions reinvested) for the year ended August 31, 2000. We succeeded in preserving capital to a greater degree than the Fund's peer group, which delivered a 4.54% return for the same period. The Fund seeks to invest exclusively in bonds that are exempt from both federal and state income tax. During the fiscal year, there were relatively few new issues of double tax-exempt bonds in Iowa. Nevertheless, the Fund was fully invested. During the year, we kept the Fund's duration at a point that we considered to be modestly long. This approach benefited the Fund when long interest rates began to decline in May 2000.

In addition, the Fund benefited from strong credit selection in a state that is currently enjoying a sound economy. While Iowa continues to be largely dependent on agriculture, its broad economy has become more diversified in recent years, and the state has reaped the rewards of that diversity. Revenues generated by the services and finances sectors, as well as the insurance and real estate sectors, have contributed to Iowa's general fund balance. In the past fiscal year, the state has also benefited from increased revenues derived from legalized gambling.

Delaware Tax-Free Kansas Fund
Delaware Tax-Free Kansas Fund had a total return of +4.14% (for Class A shares at net asset value with distributions reinvested) for the year ended August 31, 2000. The Fund's performance fell slightly below that of its peers, as measured by the Lipper Kansas Municipal Debt Funds Average, which returned +4.44% for the same period.

More than 30% of the portfolio was invested in BBB and non-rated bonds, and these lower-rated investment grade issues helped increase the Fund's dividend, but didn't rally as strong as AA and AAA high-grade bonds over the time period. Kansas continues to benefit from a broad and diverse economy that continues to provide growth in income and employment. Growth in services, trade, construction and manufacturing has increased economic diversity in the state and has lessened the state's dependence on the more cyclical agricultural sector.

Delaware Tax-Free Missouri Insured Fund
Sector Allocation
As of August 31, 2000



Miscellaneous 12.57%
Industrial Development 2.15%

Water & Sewer  5.58%
General Obligation 5.16%
Utilities 4.72%

Power Authority 4.38%
Pre-Refunded/
Escrowed to Maturity 27.31%


   (graphic omitted)


Housing 13.90%

Hospitals 24.23%



Delaware Montana Municipal Bond Fund
Sector Allocation
As of August 31, 2000

Pollution Control 9.75%
Transportation 6.49%
Miscellaneous 5.13%
Power Authority 3.99%
Housing 2.85%
Hospitals 2.82%
Higher Education 36.79%

     (graphic omitted)


General Obligation 16.00%

Continuing Care/
Retirement 16.18%

Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free Missouri Insured Fund had a total return of +4.99% (for Class A shares at net asset value with distributions reinvested) for the year ended August 31, 2000, outperforming other funds in its peer group, as measured by the Lipper Missouri Municipal Debt Funds Average, which posted a +4.91% return for the same period.

The Fund was invested exclusively in insured bonds rated AAA by Standard & Poor's -- the highest credit rating available. About 27% of the Fund's holdings were in pre-refunded bonds. Issuers often pre-refund their outstanding bonds when interest rates decline in order to reduce their interest costs. As the year progressed and long-term interest rates declined, some bonds in the portfolio were pre-refunded. In most cases, we continue to hold bonds once they have been pre-refunded. Pre-refunded bonds often help a Fund because:

[ ] Pre-refunded bonds are backed by investments in U.S. government bonds, which are held in a separate escrow account.

[ ] The price and credit quality increases because the bond will be paid off at the first call date.

[ ] In general, prices for these bonds are less sensitive to interest rate fluctuations.

Rapid growth in many Missouri cities has led to increased housing and commercial real estate development. Such growth has boosted property values and tax revenues. We believe Missouri's municipalities should continue to benefit from this positive development. In addition, with the recovery of the Asian markets, the state's exports have rebounded from a slump over the past two years.

Delaware Montana Municipal Bond Fund
Delaware Montana Municipal Bond Fund had a total return of +6.10% (for Class A shares at net asset value with distributions reinvested) since the Fund's inception on November 2, 1999 through August 31, 2000. The Fund slightly underperformed the average of its peers in the Lipper Other States Municipal Debt Funds Average, which returned +6.38% for the same period. During the fiscal year, the supply of bonds exempt from both federal and state income tax was very sparse, but adequate for our needs, and the Fund was fully invested in investment-grade issues.

It is estimated that the Montana wildfires will cost the state approximately $60 million in fire-related expenses, unemployment compensation and small business loans (Source: Standard & Poor's). While the state expects to receive considerable federal assistance with fire-related costs, a significant contribution from the state's general fund will likely be necessary. Current estimates indicate that the state will have to spend approximately $12 million, or about 9.2% of its fiscal year-end 1999 general fund balance for fire-related expenses. However, recent reports estimate that Montana's general fund balance for fiscal year-end 2000 is encouraging, even surpassing earlier projections (Source: Standard & Poor's). So far, the state has been able to absorb the fire fighting expenses, and the fires have had no immediate effect on Montana's credit rating, according to Standard & Poor's. Because the economic and financial condition of the state has improved in recent years, our general outlook for Montana is favorable.

Delaware Tax-Free North Dakota Fund
Sector Allocation
As of August 31, 2000

Miscellaneous 8.89%
Higher Education 7.30%
Transportation 6.24%
Pre-Refunded 4.08%
Industrial
Development 2.15%
Hospitals 31.96%


(graphic omitted)


Power Authority 11.21%
Housing 28.17%


Delaware Tax-Free Oregon Insured Fund
Sector Allocation
As of August 31, 2000

Higher Education 13.83%
Certificates of Participation 5.32%
Transportation 4.70%
Power Authority 3.51%
Housing 3.50%
Hospitals 3.31%
Miscellaneous 1.69%
Pre-Refunded 25.02%

(graphic omitted)


Water & Sewer 14.91%
General Obligation 24.21%

Delaware Tax-Free North Dakota Fund
Delaware Tax-Free North Dakota Fund had a total return of +3.58% (for Class A shares at net asset value with distributions reinvested) for the year ended August 31, 2000. The Fund's return lagged that of the average fund in its peer group, as measured by the Lipper Other States Municipal Debt Funds Average, which returned +4.54% for the same period.

Despite its reliance on agriculture and oil production, North Dakota's economic base has remained stable. With access to Canadian markets, North Dakota is a regional distribution hub for surrounding states. Financial services growth has benefited from the state's proximity to Minnesota, as Minnesota-based financial services companies have frequently been relocating back-office operations to the low tax environment of North Dakota.

Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Oregon Insured Fund had a total return of +6.04% (for Class A shares at net asset value with distributions reinvested) for the year ended August 31, 2000. The Fund outperformed its peers in the Lipper Oregon Municipal Debt Fund Average, which returned +5.20% for the same period.

The Fund was invested exclusively in insured bonds rated AAA by Standard & Poor's. Much of the Fund's relatively strong performance can be attributed to discount bonds that were purchased several years ago. As long-term interest rates declined, prices on these bonds often rose significantly.

In recent years, Oregon has benefited from a growing economy, an expanding population and a growing labor force. The state has moved away from its heavy reliance on timber and agriculture, and now enjoys a broader mix of high technology, service and international trade businesses. The state's current economic forecast suggests that its economy may grow at a slightly greater rate than that of the national economy in fiscal 2000 and 2001(Source: Standard & Poor's).

Delaware Tax-Free Wisconsin Fund
Sector Allocation
As of August 31, 2000


Lease/Certificates of Participation 16.24%
Industrial Development 15.31%
Power Authority 7.32%
Higher Education 2.44%
Housing 25.52%

       (graphic omitted)


Pre-Refunded/
Escrowed to Maturity 16.32%
Miscellaneous 16.85%



Delaware Tax-Free Wisconsin Fund
Delaware Tax-Free Wisconsin Fund had a total return of +4.62% (for Class A shares at net asset value with distributions reinvested) for the year ended August 31, 2000. The Fund outperformed the average fund in its peer group, the Lipper Other States Municipal Debt Funds Average, which posted +4.54% for the same period. The Fund was fully invested in high-quality issues, which contributed to the Fund's strong return.

While there are many municipal issuers in the state, relatively few issue double tax-exempt bonds. Because supply was low during the period, we continued to supplement the Fund's investments with double tax-exempt bonds issued by Puerto Rico and the Virgin Islands. A trend of strong economic and employment growth continued to benefit Wisconsin during the period. Wisconsin ranks second in the nation, behind Michigan, in manufacturing jobs. However, most of Wisconsin's employment growth has been in the service and trade sectors of the economy. Over the next few years, economic growth is expected to be positive but is not expected to outpace that of the nation (Source: Standard & Poor's).

Outlook
In the months ahead, we anticipate a positive environment for municipal bonds. We think it is possible that the strong performance seen in the first half of 2000 could continue through the fall.

As always with municipal bonds, this depends largely on interest rate trends, as well as supply and demand in the municipal markets. As of this writing, long-term interest rates have been trending downward. And while the Federal Reserve Board has promised to remain vigilant about keeping inflation under control, many analysts and investors seem to agree that short-term rate increases may be finished for this year.

We feel that a non-inflationary U.S. economy that has less-robust growth is likely to boost the demand for capital funding. This would be a positive for municipal bonds and for the Funds. In our opinion, municipal bond funds will continue to be an important investment vehicle -- which can provide diversification to an investor's overall portfolio, as well as providing individual investors with a vehicle that strives to preserve capital and generate non-taxable income.*

   30-Year AAA-Rated Municipal Bonds
   Tax-Equivalent Yields
   As of Ausgust 31, 2000

   Tax-Equivalent Yield      Income Tax Bracket
   --------------------      ------------------
         6.68%                     15  %
         7.88%                     28  %
         8.23%                     31  %
         8.88%                     36  %
         9.40%                     39.6%

------------------------------------
As of August 31, 2000, the yield
on 30-year AAA-rated municipal
bonds nationally was 5.68%
(Source: Bloomberg). The chart
shows what the equivalent yield
would be on a taxable investment
for investors in each tax bracket.**
------------------------------------

 *A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

**Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

FUND BASICS

Fund Objective
The Fund seeks as high a level of current income exempt from federal and Idaho state personal income taxes as is consistent with preservation of capital.

Total Fund Assets
As of August 31, 2000
$48.62 million

Number of Holdings
56

Fund Start Date
January 4, 1995

Your Fund Manager
Elizabeth H. Howell joined Delaware Investments via its acquisition of Voyageur Fund Managers in 1997. She previously held management positions at Windsor Financial Group, Loomis Sayles and Eaton Vance Management. She holds a bachelor's degree from Skidmore College, an MBA degree from Babson College and is a member of the Twin Cities Securities Analysts Society.

Nasdaq Symbols
Class A      VIDAX
Class B      DVTIX
Class C      DVICX

DELAWARE TAX-FREE IDAHO FUND PERFORMANCE
Growth of a $10,000 Investment
January 4, 1995 through August 31, 2000

                                             Lehman Brothers
                Delaware Tax-Free Idaho      Municipal Bond
                     Fund Class A                Index
Jan-95                   $9,625                 $10,000
Feb-95                  $10,168                 $10,291
Aug-95                  $10,676                 $10,897
Feb-96                  $11,305                 $11,428
Aug-96                  $11,314                 $11,468
Feb-97                  $11,910                 $12,057
Aug-97                  $12,436                 $12,528
Feb-98                  $13,118                 $13,159
Aug-98                  $13,560                 $13,612
Feb-99                  $13,844                 $13,968
Aug-99                  $13,425                 $13,686
Feb-00                  $13,010                 $13,677
Aug-00                  $13,860                 $14,607


Chart assumes $10,000 invested on January 4, 1995 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. Past performance does not guarantee future results.

Average Annual Total Returns
Through August 31, 2000                     Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 1/4/95)
   Excluding Sales Charge                    +6.68%      +5.37%       +3.25%
   Including Sales Charge                    +5.96%      +4.56%       -0.65%
--------------------------------------------------------------------------------
Class B (Est. 3/16/95)
   Excluding Sales Charge                    +5.03%      +4.69%       +2.58%
   Including Sales Charge                    +4.88%      +4.35%       -1.35%
--------------------------------------------------------------------------------
Class C (Est. 1/11/95)
   Excluding Sales Charge                    +5.76%      +4.56%       +2.58%
   Including Sales Charge                    +5.76%      +4.56%       +1.60%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Idaho Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Portfolio Characteristics
August 31, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                      +4.93%
--------------------------------------------------------------------------------
Average Effective Duration**                                8.6 years
--------------------------------------------------------------------------------
Average Effective Maturity***                              13.9 years
--------------------------------------------------------------------------------
Average Credit Quality                                            BBB
--------------------------------------------------------------------------------

  * For Class A shares measured according to Securities and Exchange Commission (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for both Class B and C shares was +4.38%.

 ** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

*** Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

FUND BASICS

Fund Objective
The Fund seeks as high a level of current income exempt from federal and Iowa state personal income taxes as is consistent with preservation of capital.

Total Fund Assets
As of August 31, 2000
$40.86 million

Number of Holdings
38

Fund Start Date
September 1, 1993

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A         VITFX
Class B         DVFIX
Class C         DVIFX

DELAWARE TAX-FREE IOWA FUND PERFORMANCE


Growth of a $10,000 Investment
September 1, 1993 through August 31, 2000


                                             Lehman Brothers
                Delaware Tax-Free Iowa        Municipal Bond
                     Fund Class A                Index
Sep-93                   $9,625                 $10,000
Aug-94                   $9,367                  $9,901
Aug-95                   $9,956                 $10,779
Aug-96                  $10,433                 $11,343
Aug-97                  $11,485                 $12,392
Aug-98                  $12,424                 $13,464
Aug-99                  $12,390                 $13,537
Aug-00                  $13,054                 $14,448

Chart assumes $10,000 invested on September 1, 1993 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. Past performance does not guarantee future results.

Average Annual Total Returns
Through August 31, 2000                     Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/1/93)
   Excluding Sales Charge                    +4.47%      +5.57%       +5.35%
   Including Sales Charge                    +3.90%      +4.78%       +1.38%
--------------------------------------------------------------------------------
Class B (Est. 3/24/95)
   Excluding Sales Charge                    +5.09%      +4.79%       +4.56%
   Including Sales Charge                    +4.94%      +4.46%       +0.56%
--------------------------------------------------------------------------------
Class C (Est. 1/4/95)
   Excluding Sales Charge                    +6.32%      +4.75%       +4.57%
   Including Sales Charge                    +6.32%      +4.75%       +3.57%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Iowa Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Portfolio Characteristics
August 31, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                      +4.20%
--------------------------------------------------------------------------------
Average Effective Duration**                                6.6 years
--------------------------------------------------------------------------------
Average Effective Maturity***                               9.1 years
--------------------------------------------------------------------------------
Average Credit Quality                                            BBB
--------------------------------------------------------------------------------

       *For Class A shares measured according to Securities and Exchange
        Commission (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for both Class B and C shares was +3.62%.

      **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

     ***Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

FUND BASICS

Fund Objectives
The Fund seeks as high a level of current income exempt from federal and Kansas state personal income taxes as is consistent with preservation of capital.

Total Fund Assets
As of August 31, 2000
$14.63 million

Number of Holdings
40

Fund Start Date
November 30, 1992

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A              VKSTX
Class B              DVKBX
Class C              DVKCX

DELAWARE TAX-FREE KANSAS FUND PERFORMANCE

Growth of a $10,000 Investment
November 30, 1992 through August 31, 2000



                                             Lehman Brothers
               Delaware Tax-Free Kansas      Municipal Bond
                     Fund Class A                Index
Dec-92                   $9,625                 $10,000
Aug-93                  $10,766                 $10,948
Aug-94                  $10,813                 $10,963
Aug-95                  $11,571                 $11,935
Aug-96                  $12,242                 $12,560
Aug-97                  $13,316                 $13,721
Aug-98                  $14,537                 $14,908
Aug-99                  $14,587                 $14,990
Aug-00                  $15,191                 $15,998

Chart assumes $10,000 invested on November 30, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. Past performance does not guarantee future results.

Average Annual Total Returns
Through August 31, 2000                   Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 11/30/92)
   Excluding Sales Charge                  +6.08%      +5.60%       +4.14%
   Including Sales Charge                  +5.56%      +4.80%       +0.27%
--------------------------------------------------------------------------------
Class B (Est. 4/8/95)
   Excluding Sales Charge                  +5.01%      +4.83%       +3.45%
   Including Sales Charge                  +4.86%      +4.50%       -0.51%
--------------------------------------------------------------------------------
Class C (Est. 4/12/95)
   Excluding Sales Charge                  +4.98%      +4.84%       +3.46%
   Including Sales Charge                  +4.98%      +4.84%       +2.47%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Kansas Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Portfolio Characteristics
August 31, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                      +4.60%
--------------------------------------------------------------------------------
Average Effective Duration**                                6.7 years
--------------------------------------------------------------------------------
Average Effective Maturity** *                              9.7 years
--------------------------------------------------------------------------------
Average Credit Quality                                              A
--------------------------------------------------------------------------------

       *For Class A shares measured according to Securities and Exchange
        Commission (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for both Class B and C shares was +4.03%.

      **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

     ***Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

DELAWARE TAX-FREE
MISSOURI INSURED FUND PERFORMANCE
---------------------------------

Fund Basics
-----------

Fund Objective

The Fund seeks as high a level of
current income exempt from federal
and Missouri state personal income
taxes as is consistent with
preservation of capital.

Total Fund Assets
As of August 31, 2000
$48.71 million

Number of Holdings
39

Fund Start Date
November 2, 1992

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A VMOIX
Class B DVTBX
Class C DVTCX

Growth of a $10,000 Investment
November 2, 1992 through August 31, 2000

          Lehman Brothers          Delaware Tax-Free
          Insured Municipal        Missouri Insured
          Bond Index               Fund Class A

Nov-92    10,000                    9,625
Feb-93    10,635                   10,083
Aug-93    11,137                   10,629
Feb-94    11,235                   10,840
Aug-94    11,082                   10,455
Feb-95    11,440                   10,776
Aug-95    12,092                   11,304
Feb-96    12,725                   11,965
Aug-96    12,748                   11,941
Feb-97    13,417                   12,548
Aug-97    13,947                   13,024
Feb-98    14,697                   13,686
Aug-98    15,231                   14,082
Feb-99    15,618                   14,410
Aug-99    15,186                   14,028
Feb-00    15,154                   13,932
Aug-00    16,313                   14,727

Chart assumes $10,000 invested on November 2, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. Past performance does not guarantee future results.

Total Return
Through August 31, 2000            Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/92)
   Excluding Sales Charge           +5.74%      +5.44%       +4.99%
   Including Sales Charge           +5.23%      +4.64%       +1.08%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
   Excluding Sales Charge           +4.48%      +4.72%       +4.21%
   Including Sales Charge           +4.48%      +4.39%       +0.21%
--------------------------------------------------------------------------------
Class C (Est. 11/11/95)
   Excluding Sales Charge           +4.03%                   +4.20%
   Including Sales Charge           +4.03%                   +3.20%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Missouri Insured Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Portfolio Characteristics
August 31, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                       +4.20%
--------------------------------------------------------------------------------
Average Effective Duration**                                 5.8 years
--------------------------------------------------------------------------------
Average Effective Maturity***                                7.1 years
--------------------------------------------------------------------------------
Average Credit Quality                                             AAA
--------------------------------------------------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for both Class B and C shares was +3.61%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

***Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

DELAWARE MONTANA
MUNICIPAL BOND FUND PERFORMANCE
-------------------------------

Fund Basics
-----------

Fund Objective
The Fund seeks as high a level of
current income exempt from federal
and Montana state personal income
taxes as is consistent with
preservation of capital.

Total Fund Assets
As of August 31, 2000
$3.64 million

Number of Holdings
21

Fund Start Date
November 2, 1999

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A  DMTAX
Class B  DMTBX
Class C  DMTCX

Growth of a $10,000 Investment
November 2, 1999 through August 31, 2000

          Delaware Montana
         Municipal Bond Fund              Lehman Brothers
              Class A                  Municipal Bond Index
Apr-91         $9,632                        $10,000
Aug-91         $9,650                        $10,000
Aug-92         $9,597                         $9,925
Aug-93         $9,580                         $9,882
Aug-94         $9,671                         $9,997
Aug-95         $9,867                        $10,216
Aug-96         $9,799                        $10,158
Aug-97         $9,718                        $10,103
Aug-98         $9,922                        $10,371
Aug-99        $10,055                        $10,515
Aug-00        $10,207                        $10,677

Chart assumes $10,000 invested on November 2, 1999 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. Past performance does not guarantee future results.

Total Return
Through August 31, 2000                                       Lifetime
--------------------------------------------------------------------------------
Class A (Est. 11/2/99)
   Excluding Sales Charge                                      +6.10%
   Including Sales Charge                                      +2.19%
--------------------------------------------------------------------------------
Class B (Est. 11/2/99)
   Excluding Sales Charge                                      +5.65%
   Including Sales Charge                                      +1.65%
--------------------------------------------------------------------------------
Class C (Est. 11/2/99)
   Excluding Sales Charge                                      +5.65%
   Including Sales Charge                                      +4.65%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Montana Municipal Bond Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Portfolio Characteristics
August 31, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                          +4.93%
--------------------------------------------------------------------------------
Average Effective Duration**                                    8.6 years
--------------------------------------------------------------------------------
Average Effective Maturity***                                  13.5 years
--------------------------------------------------------------------------------
Average Credit Quality                                                  A
--------------------------------------------------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for both Class B and C shares was +4.42%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

***Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

DELAWARE TAX-FREE
NORTH DAKOTA FUND PERFORMANCE
-----------------------------

Fund Basics
-----------

Fund Objective
This Fund seeks as high a level of
current income exempt from federal
and North Dakota state personal
income taxes as is consistent with
preservation of capital.

Total Fund Assets
As of August 31, 2000
$23.97 million

Number of Holdings
34

Fund Start Date
April 1, 1991

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A  VNDTX
Class B  DVTDX
Class C  DVFDX

Growth of a $10,000 Investment
April 1, 1991 through August 31, 2000

          Delaware Tax-Free         Lehman Brothers
          North Dakota Fund         Municipal Bond
               Class A                   Index
Apr-91          $9,625                  $10,000
Aug-91         $10,090                  $10,336
Aug-92         $11,092                  $11,464
Aug-93         $12,636                  $12,892
Aug-94         $12,498                  $12,910
Aug-95         $13,517                  $14,055
Aug-96         $14,294                  $14,791
Aug-97         $15,599                  $16,158
Aug-98         $16,905                  $17,555
Aug-99         $16,835                  $17,651
Aug-00         $17,436                  $18,839

Chart assumes $10,000 invested on April 1, 1991 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. Past performance does not guarantee future results.

Average Annual Total Returns
Through August 31, 2000                  Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 4/1/91)
   Excluding Sales Charge                 +6.53%      +5.24%       +3.58%
   Including Sales Charge                 +6.10%      +4.44%       -0.29%
--------------------------------------------------------------------------------
Class B (Est. 5/10/94)
   Excluding Sales Charge                 +5.39%      +4.57%       +2.81%
   Including Sales Charge                 +5.39%      +4.24%       -1.12%
--------------------------------------------------------------------------------
Class C (Est. 7/29/95)
   Excluding Sales Charge                 +4.52%      +4.35%       +2.79%
   Including Sales Charge                 +4.52%      +4.35%       +1.81%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free North Dakota Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Portfolio Characteristics
August 31, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                      +4.84%
--------------------------------------------------------------------------------
Average Effective Duration**                                6.8 years
--------------------------------------------------------------------------------
Average Effective Maturity***                              10.6 years
--------------------------------------------------------------------------------
Average Credit Quality                                              A
--------------------------------------------------------------------------------

  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for Class B shares was +4.28%. For Class C shares, the 30-day SEC yield was +4.29%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.

***Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

FUND BASICS
-----------

Fund Objective

This Fund seeks as high a level of
current income exempt from federal and
Oregon state personal income taxes, as
is consistent with preservation of
capital.

Total Fund Assets
As of August 31, 2000
$31.81 million

Number of Holdings
38

Fund Start Date
August 1, 1993

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A     VORIX
Class B     DVYBX
Class C     DVYCX

DELAWARE TAX-FREE
OREGON INSURED FUND PERFORMANCE
-------------------------------

Growth of a $10,000 Investment
August 1, 1993 through August 31, 2000

               Lehman Brothers        Delaware Tax-Free
              Insured Municipal      Oregon Insured Fund
                 Bond Index               Class A
              -----------------      -------------------
Aug-93             10,000                  9,625
Feb-94             10,088                  9,958
Aug-94              9,951                  9,595
Feb-95             10,273                  9,876
Aug-95             10,858                 10,352
Feb-96             11,427                 10,935
Aug-96             11,447                 10,892
Feb-97             12,048                 11,427
Aug-97             12,524                 11,896
Feb-98             13,197                 12,561
Aug-98             13,677                 12,940
Feb-99             14,024                 13,230
Aug-99             13,637                 12,723
Feb-00             13,607                 12,573
Aug-00             14,648                 13,942

Chart assumes $10,000 invested on August 1, 1993 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month.
Past performance does not guarantee future results.

Average Annual Total Returns
Through August 31, 2000                     Lifetime    Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/93)
   Excluding Sales Charge                    +4.90%        +5.44%       +6.04%
   Including Sales Charge                    +4.33%        +4.63%       +2.09%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
   Excluding Sales Charge                    +4.42%        +4.74%       +5.24%
   Including Sales Charge                    +4.42%        +4.40%       +1.24%
--------------------------------------------------------------------------------
Class C (Est. 7/7/95)
   Excluding Sales Charge                    +4.62%        +4.63%       +5.24%
   Including Sales Charge                    +4.62%        +4.63%       +4.24%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Oregon Insured Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Portfolio Characteristics
August 31, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                      +4.22%
--------------------------------------------------------------------------------
Average Effective Duration**                                    7.9 years
--------------------------------------------------------------------------------
Average Effective Maturity***                                  10.4 years
--------------------------------------------------------------------------------
Average Credit Quality                                          AAA
--------------------------------------------------------------------------------
*    For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for both Class B and C shares was +3.64%.
** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.
*** Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

FUND BASICS
-----------

Fund Objective

This Fund seeks as high a level of
current income exempt from federal and
Wisconsin state personal income taxes,
as is consistent with preservation of
capital.

Total Fund Assets
As of August 31, 2000
$33.36 million

Number of Holdings
44

Fund Start Date
September 1, 1993

Your Fund Manager
Elizabeth H. Howell

Nasdaq Symbols
Class A     VWIFX
Class B     DVTWX
Class C     DVFWX

DELAWARE TAX-FREE
WISCONSIN FUND PERFORMANCE
--------------------------

Growth of a $10,000 Investment
September 1, 1993 through August 31, 2000

             Delaware Tax-Free           Lehman Brothers
               Wisconsin Fund               Municipal
                  Class A                  Bond Index
            -------------------         -----------------
Sep-93          $ 9,625                     $10,000
Aug-94          $ 9,394                     $ 9,901
Aug-95          $10,055                     $10,779
Aug-96          $10,564                     $11,343
Aug-97          $11,477                     $12,392
Aug-98          $12,411                     $13,464
Aug-99          $12,302                     $13,537
Aug-00          $12,870                     $14,448

Chart assumes $10,000 invested on September 1, 1993 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month. Past performance does not guarantee future results.

Average Annual Total Returns
Through August 31, 2000                      Lifetime    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/1/93)
   Excluding Sales Charge                     +4.25%       +5.07%       +4.62%
   Including Sales Charge                     +3.69%       +4.26%       +0.72%
--------------------------------------------------------------------------------
Class B (Est. 4/22/95)
   Excluding Sales Charge                     +4.38%       +4.33%       +3.84%
   Including Sales Charge                     +4.22%       +3.99%       -0.15%
--------------------------------------------------------------------------------
Class C (Est. 3/28/95)
   Excluding Sales Charge                     +4.47%       +4.30%       +3.93%
   Including Sales Charge                     +4.47%       +4.30%       +2.93%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Wisconsin Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Portfolio Characteristics
August 31, 2000
--------------------------------------------------------------------------------
Current 30-Day SEC Yield*                                      +4.44%
--------------------------------------------------------------------------------
Average Effective Duration**                                    6.8 years
--------------------------------------------------------------------------------
Average Effective Maturity***                                   9.8 years
--------------------------------------------------------------------------------
Average Credit Quality                                          BBB
--------------------------------------------------------------------------------

*    For Class A shares measured according to Securities and Exchange Commission
     (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for Class B shares was +3.87%. For Class C shares, the 30-day SEC yield was +3.85%.
** Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.
*** Average effective maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Statements of Net Assets

DELAWARE TAX-FREE IDAHO FUND

                                                        Principal        Market
August 31, 2000                                          Amount          Value
--------------------------------------------------------------------------------
Municipal Bonds - 97.99%
General Obligation Bonds - 4.34%
Ada & Canyon County School
   District #2 5.50% 7/30/16 .....................    $ 1,055,000    $ 1,079,708
Bonner County Local Improvement
   District #93-1 6.20% 4/30/05 ..................        150,000        155,082
Bonner County Local Improvement
   District #93-1 6.35% 4/30/06 ..................        185,000        191,482
Bonner County Local Improvement
   District #93-1 6.40% 4/30/07 ..................        195,000        201,827
Bonner County Local Improvement
   District #93-1 6.50% 4/30/08 ..................        110,000        113,843
Bonner County Local Improvement
   District #93-1 6.50% 4/30/10 ..................        100,000        103,244
Coeur D' Alene Local Improvement
   District #6 Series 1995 6.00% 7/1/09 ..........         85,000         87,677
Coeur D' Alene Local Improvement
   District #6 Series 1996 6.05% 7/1/10 ..........         90,000         92,705
Coeur D' Alene Local Improvement
   District #6 Series 1997 6.10% 7/1/12 ..........         40,000         40,979
Coeur D' Alene Local Improvement
   District #6 Series 1998 6.10% 7/1/14 ..........         45,000         45,822
                                                                     -----------
                                                                       2,112,369
                                                                     -----------
Higher Education Revenue Bonds - 2.82%
University of Idaho Student Fee
   Telecommunications (FSA) 5.85% 4/1/11 .........      1,300,000      1,369,355
                                                                     -----------
                                                                       1,369,355
                                                                     -----------
Hospital Revenue Bonds - 21.97%
Idaho Health Facilities Authority Hospital
   Revenue Refunding and Improvement - Elks
   Rehabilitation Hospital 5.45% 7/15/23 .........      2,000,000      1,614,000
Idaho Health Facilities Authority
   Revenue - Bannock Regional Medical Project
   5.25% 5/1/14 ..................................      1,500,000      1,332,315
Idaho Health Facilities Authority
   Revenue - Bannock Regional Medical Center
   6.125% 5/1/25 .................................      1,500,000      1,386,300
Idaho Health Facilities Authority
   Revenue - Bannock Regional Medical Center
   6.375% 5/1/17 .................................      1,695,000      1,673,457
Idaho Health Facilities Authority
   Revenue - Bingham Memorial Hospital
   6.00% 3/1/29 ..................................      2,000,000      1,643,080
Idaho Health Facilities Authority
   Revenue - Bonner General Hospital
   6.50% 10/1/28 .................................      1,500,000      1,329,975
Idaho Health Facilities Authority
   Revenue - Saint Luke's Regional
   Medical Center 4.30% 5/1/22 ...................      1,700,000      1,700,000
                                                                     -----------
                                                                      10,679,127
                                                                     -----------

                                                        Principal        Market
                                                         Amount          Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds - 14.71%
Idaho Health Facilities Authority
   Revenue - Valley Vista Care
   Series A 7.875% 11/15/22 ......................    $ 3,000,000    $ 2,970,000
Idaho State Housing Agency Multi-Family
   Park Place Project (FHA)
   6.50% 12/1/36 .................................        990,000      1,034,303
Idaho State Housing Finance Authority Single
   Family Series A (AMBAC) 6.05% 7/1/13 ..........        345,000        357,748
Idaho State Housing Finance Authority Single
   Family Series A (FHA) 6.10% 7/1/16 ............        360,000        369,785
Idaho State Housing Finance Authority Single
   Family Series A-1 6.85% 7/1/12 ................         65,000         68,156
Idaho State Housing Finance Authority Single
   Family Series B (FHA) 6.45% 7/1/15 ............        170,000        177,035
Idaho State Housing Finance Authority Single
   Family Series C-2 6.35% 7/1/15 ................        225,000        233,456
Idaho State Housing Finance Authority Single
   Family Series E 6.60% 7/1/11 ..................         95,000        100,293
Idaho State Housing Finance Authority Single
   Family Series E (FHA) 6.35% 7/1/15 ............        325,000        339,190
Idaho State Housing Finance Authority Single
   Family Series G-2 (FHA) 6.15% 7/1/15 ..........      1,455,000      1,501,371
                                                                     -----------
                                                                       7,151,337
                                                                     -----------
Industrial Development Revenue Bonds - 3.14%
Idaho State Water Resource Boise
   Water Corporation 7.25% 12/1/21 ...............        100,000        104,081
Meridan Economic Development Corporate
   Revenue EDA for Hi-Micro 5.85% 8/15/11 ........      1,250,000      1,266,813
Puerto Rico Industrial Medical Environmental
   Revenue - PepsiCo Project
   6.25% 11/15/13 ................................        150,000        156,879
                                                                     -----------
                                                                       1,527,773
                                                                     -----------
Lease/Certificates of Participation - 2.07%
North Idaho College Dormitory
   Housing - Certificates of Participation
   6.45% 10/1/16 .................................      1,000,000      1,006,250
                                                                     -----------
                                                                       1,006,250
                                                                     -----------
Pollution Control Revenue Bonds - 22.11%
Nez Perce County, Idaho Pollution Control
   Revenue Refunding - Potlatch Project
   6.00% 10/1/24 .................................      5,500,000      5,296,665
Power County Idaho Pollution Control
   Revenue - FMC Corporation Project
   5.625% 10/1/14 ................................      5,570,000      5,450,691
                                                                     -----------
                                                                      10,747,356
                                                                     -----------

                                                         Principal       Market
Delaware Tax-Free Idaho Fund                              Amount         Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Power Authority Revenue Bonds - 2.05%
+Puerto Rico Electric Power Authority
   Inverse Floater ROLS (FSA) 4.79% 7/1/19 .........    $1,100,000    $  888,998
 Puerto Rico Electric Power Authority (FSA)
   6.00% 7/1/16 ....................................       100,000       105,245
                                                                      ----------
                                                                         994,243
                                                                      ----------
*Pre-Refunded Bonds - 6.67%
 Ada & Canyon County School District #2
   5.60% 7/30/12-05 ................................     1,325,000     1,397,849
 Ammon, Idaho Urban Renewal Agency Sub Lien
   Tax Increment Revenue Series B
   6.25% 8/1/18-06 .................................       445,000       483,034
 Ammon, Idaho Urban Renewal Tax Increment
   Revenue 5.875% 8/1/17-04 ........................       350,000       373,048
 Canyon County Independent School District #131
   (MBIA) 5.50% 7/30/12-03 .........................       100,000       102,167
 Gooding and Lincoln Counties Independent
   School District #231(FSA) 6.30% 2/1/14-04 .......       100,000       105,809
 Idaho Holy Cross - St. Alphonsus Regional
   Medical Center 6.25% 12/1/22-02 .................       590,000       623,530
 Puerto Rico Telephone Authority Revenue
   Series N 5.50% 1/1/22-03 ........................       150,000       156,810
                                                                      ----------
                                                                       3,242,247
                                                                      ----------
 Transportation Revenue Bonds - 0.70%
 Guam Highway (FSA) 6.30% 5/1/12 ...................       150,000       156,981
 Puerto Rico Highway Revenue Series W
   5.50% 7/1/15 ....................................       175,000       182,019
                                                                      ----------
                                                                         339,000
                                                                      ----------
 Water & Sewer Revenue Bonds - 0.56%
 Chubbuck Water Revenue 6.35% 4/1/08 ...............       125,000       131,188
 Chubbuck Water Revenue 6.40% 4/1/10 ...............       135,000       141,340
                                                                      ----------
                                                                         272,528
                                                                      ----------
 Other Revenue Bonds - 16.85%
 Boise Urban Renewal Agency Tax Increment
   Revenue - Series A 6.125% 9/1/15 ................     2,500,000     2,543,350
 Boise Urban Renewal Agency Tax Increment
   Revenue - Series B 6.125% 9/1/15 ................     2,040,000     2,075,374
 Hayden Local Improvement
   District 95-1 - Special Assessment
   6.30% 5/1/12 ....................................       115,000       115,182
 Hayden Local Improvement
   District 95-1 - Special Assessment
   6.35% 5/1/13 ....................................       120,000       120,190
 Hayden Local Improvement
   District 95-1 - Special Assessment
   6.40% 5/1/14 ....................................       125,000       125,176
 Idaho State Building Authority Building Revenue
   Series A 4.75% 9/1/25 ...........................       500,000       448,140

                                                         Principal       Market
                                                          Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Other Revenue Bonds (continued)
Pocatello Development Authority Tax Increment
   Revenue 7.25% 12/1/08 .......................      $1,585,000     $ 1,594,906
Puerto Rico Public Building Authority
   Revenue Series M 5.50% 7/1/21 ...............       1,175,000       1,170,570
                                                                     -----------
                                                                       8,192,888
                                                                     -----------
Total Municipal Bonds
   (cost $48,527,181) ..........................                      47,634,473
                                                                     -----------

                                                           Number
                                                         of Shares
Short-Term Investments - 0.00%
Wells Fargo National Tax-Free
   Money Market Fund ...........................           2,068           2,068
                                                                     -----------
Total Short-Term Investments
   (cost $2,068) ...............................                           2,068
                                                                     -----------
Total Market Value of Securities - 97.99%
   (cost $48,529,249) ..........................                      47,636,541
Receivables and Other Assets
   Net of Liabilities - 2.01% ..................                         978,944
                                                                     -----------
Net Assets Applicable to 4,532,995
   Shares Oustanding - 100.00% .................                     $48,615,485
                                                                     ===========
Net Asset Value - Delaware Tax-Free
   Idaho Fund A Class
   ($34,674,645 / 3,232,212 Shares) ............                     $     10.73
                                                                     -----------
Net Asset Value - Delaware Tax-Free
   Idaho Fund B Class
   ($10,320,025 / 962,934 Shares) ..............                     $     10.72
                                                                     -----------
Net Asset Value - Delaware Tax-Free
   Idaho Fund C Class
   ($3,620,815 / 337,849 Shares) ...............                     $     10.72
                                                                     -----------

Delaware Tax-Free Idaho Fund
--------------------------------------------------------------------------------
   Components of Net Assets at August 31, 2000:
   Shares of beneficial interest
     (unlimited authorization - no par) ...........     $50,245,043
   Accumulated net realized
     loss on investments ..........................        (736,850)
   Net unrealized depreciation of investments .....        (892,708)
                                                        -----------
   Total net assets ...............................     $48,615,485
                                                        ===========

----------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
+ Inverse Floater represents a security that pays interest at a rate that increases (decreases) with a decrease (increase) in a specific index. Interest rate disclosed is in effect as of August 31, 2000.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Idaho Fund
Net asset value A Class (A) .......................           $10.73
Sales charge (3.75% of offering price, or
   3.91% of amount invested per share) (B) ........             0.42
                                                              ------
Offering price ....................................           $11.15
                                                              ======

-------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE IOWA FUND

                                                          Principal      Market
August 31, 2000                                             Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds - 98.20%
 Higher Education Revenue Bonds - 7.43%
 Iowa Center Community College
   Dormitory - Merged Area V
   5.45% 6/1/18 ......................................   $  545,000   $  515,112
 Iowa Finance Authority - Student Housing
   Dormitory Revenues for Iowa Valley
   Community College 5.85% 5/1/19 ....................      855,000      834,087
 Puerto Rico Educational Facility
   Revenue - Polytechnic University
   6.50% 8/1/24 ......................................      630,000      658,766
 University Of Puerto Rico Revenue (MBIA)
   5.50% 6/1/15 ......................................    1,000,000    1,028,790
                                                                      ----------
                                                                       3,036,755
                                                                      ----------
 Hospital Revenue Bonds - 3.08%
 Puerto Rico Hospital Revenue - Hospital
   Auxilio Mutuo Obligated Group (MBIA)
   6.25% 7/1/24 ......................................    1,200,000    1,259,772
                                                                      ----------
                                                                       1,259,772
                                                                      ----------
 Housing Revenue Bonds - 1.66%
 Puerto Rico Housing Bank & Finance Agency
   Single Family Mortgage Revenue (GNMA)
   6.25% 4/1/29 ......................................      655,000      677,735
                                                                      ----------
                                                                         677,735
                                                                      ----------
 Industrial Development Revenue Bonds - 16.21%
 Iowa Finance Authority - Underground Storage
   Tank Revenue 5.125% 7/1/14 ........................    3,800,000    3,808,246
 Lee County Urban Renewal Revenue - Keokuk
   Waste Treatment 6.40% 6/1/07 ......................      500,000      514,960
 Puerto Rico Commonwealth Industrial
   Development General Purpose Revenue
   Series B 5.375% 7/1/16 ............................    1,000,000    1,005,150
 Puerto Rico Port Authority Revenue - Special
   Facility - American Airlines (AMT)
   6.25% 6/1/26 ......................................    1,275,000    1,294,355
                                                                      ----------
                                                                       6,622,711
                                                                      ----------
 Power Authority Revenue Bonds - 8.49%
+Puerto Rico Electric Power Authority Revenue
   Series DD Inverse Floater ROLS (FSA)
   4.79% 7/1/19 ......................................    1,000,000      808,180
 Puerto Rico Electric Power Authority Revenue
   Series EE 4.75% 7/1/24 ............................      600,000      535,494
 Puerto Rico Electric Power Authority Revenue
   Series U 6.00% 7/1/14 .............................    1,100,000    1,155,990
 Virgin Islands Water & Power Authority Electric
   System Revenue 5.30% 7/1/18 .......................    1,000,000      968,560
                                                                      ----------
                                                                       3,468,224
                                                                      ----------

                                                          Principal      Market
                                                            Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
*Pre-Refunded/Escrowed to Maturity Bonds - 16.97%
 Puerto Rico Electric Power Authority
   Revenue 6.25% 7/1/17-02 ...........................   $1,000,000   $1,051,550
 Puerto Rico Municipal Finance Authority
   (FSA) 6.00% 7/1/14-04 .............................    1,700,000    1,836,102
 Puerto Rico Telephone Revenue Authority
   5.50% 1/1/22-03 ...................................    2,120,000    2,216,248
 Virgin Islands Public Finance Authority
   7.30% 10/1/18 (Escrowed to Maturity) ..............    1,500,000    1,829,100
                                                                      ----------
                                                                       6,933,000
                                                                      ----------
 Transportation Revenue Bonds - 8.55%
 Guam Highway (FSA) 6.30% 5/1/12 .....................    1,950,000    2,040,753
 Puerto Rico Commonwealth Highway &
   Transportation Revenue 5.25% 7/1/21 ...............    1,500,000    1,451,925
                                                                      ----------
                                                                       3,492,678
                                                                      ----------
 Water & Sewer Revenue Bonds - 11.42%
 Iowa Finance Authority - State Revolving
   Fund Revenue 5.20% 5/1/23 .........................    2,445,000    2,362,750
 Iowa Finance Authority - State Revolving
   Fund Revenue 6.25% 5/1/24 .........................    1,750,000    1,827,753
 Virgin Islands Water & Power Authority
   Water System Revenue 5.50% 7/1/17 .................      510,000      476,911
                                                                      ----------
                                                                       4,667,414
                                                                      ----------
 Other Revenue Bonds - 24.39%
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.10% 6/1/01 .....................      315,000      315,000
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.20% 6/1/02 .....................      330,000      330,000
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.30% 6/1/03 .....................      345,000      344,569
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.40% 6/1/04 .....................      365,000      364,544
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.50% 6/1/05 .....................      385,000      384,519
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.60% 6/1/06 .....................      405,000      404,494
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.70% 6/1/07 .....................      425,000      424,469
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.80% 6/1/08 .....................      450,000      448,875
 Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue Series A 5.90% 6/1/09 .....................      800,000      798,000
 Iowa Finance Authority Revenue - Correctional
   Facility Program 5.70% 6/15/14 ....................    2,000,000    2,064,640
 Puerto Rico Public Building Authority Revenue
   Series L 5.75% 7/1/16 .............................    1,000,000    1,019,260
 Puerto Rico Public Building Authority Revenue
   Series M 5.50% 7/1/21 .............................    1,100,000    1,095,853

                                                       Principal        Market
Delaware Tax-Free Iowa Fund                              Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Other Revenue Bonds (continued)
Puerto Rico Public Building Authority Revenue
   Series M 5.75% 7/1/15 .......................     $ 1,000,000     $ 1,022,240
Virgin Islands Public Finance Authority
   Revenue - Sub Lien Funded Loan Notes
   Series E 5.875% 10/1/18 .....................       1,000,000         949,320
                                                                     -----------
                                                                       9,965,783
                                                                     -----------
Total Municipal Bonds
   (cost $38,705,502) ..........................                      40,124,072
                                                                     -----------

                                                          Number
                                                        of Shares
Short-Term Investments - 0.06%
Wells Fargo National Tax-Free Money
   Market Fund .................................          23,866          23,866
                                                                     -----------
Total Short-Term Investments
   (cost $23,866) ..............................                          23,866
                                                                     -----------
Total Market Value of Securities - 98.26%
   (cost $38,729,368) ..........................                      40,147,938
Receivables and Other Assets
   Net of Liabilities - 1.74% ..................                         711,425
                                                                     -----------
Net Assets Applicable to 4,189,802
   Shares Outstanding - 100.00% ................                     $40,859,363
                                                                     ===========
Net Asset Value - Delaware Tax-Free
   Iowa Fund A Class
   ($36,136,041 / 3,705,512 Shares) ............                     $      9.75
                                                                     -----------
Net Asset Value - Delaware Tax-Free
   Iowa Fund B Class
   ($3,616,463 / 370,767 Shares) ...............                     $      9.75
                                                                     -----------
Net Asset Value - Delaware Tax-Free
   Iowa Fund C Class
   ($1,106,859 / 113,523 Shares) ...............                     $      9.75
                                                                     -----------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2000:
Shares of beneficial interest
   (unlimited authorization - no par) .....................        $ 41,281,259
Accumulated net realized
   loss on investments ....................................          (1,840,466)
Net unrealized appreciation of investments ................           1,418,570
                                                                   ------------
Total net assets ..........................................        $ 40,859,363
                                                                   ============

----------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
+Inverse Floater represents a security that pays interest at a rate that increases (decreases) with a decrease (increase) in a specific index. Interest rate disclosed is in effect as of August 31, 2000.

Summary of Abbreviations:
AMT - Subject to Alternative Minimum Tax
FSA - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Iowa Fund
Net asset value A Class (A) .....................................         $ 9.75
Sales charge (3.75% of offering price or 3.90%
   of amount invested per share) (B) ............................           0.38
                                                                          ------
Offering price ..................................................         $10.13
                                                                          ======

----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE KANSAS FUND
-----------------------------

                                                         Principal     Market
August 31, 2000                                            Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.23%
Certificate of Participation - 2.30%
Linn County, Kansas for America One,
  LLC 7.25% 3/1/13 .................................    $  350,000    $  336,151
                                                                      ----------
                                                                         336,151
                                                                      ----------
General Obligation Bonds - 14.75%
Allen County Unified School District #258
  (AMBAC) 6.875% 9/1/10 ............................       240,000       279,763
Ellsworth County Series 1 5.75% 9/1/17 .............       250,000       256,348
Johnson County General Obligation
  6.125% 9/1/12 ....................................       340,000       351,203
Linn County Unified School District
  5.70% 11/1/16 ....................................       500,000       506,420
Sumner County Unified School District
  #356 (MBIA) 5.75% 9/1/11 .........................       250,000       259,857
Wyandotte County School District 204
  5.60% 9/1/20 .....................................       500,000       504,180
                                                                      ----------
                                                                       2,157,771
                                                                      ----------
Higher Education Revenue Bonds - 14.51%
Kansas Development Finance
  Authority - Kansas Board of
  Regents - Wichita State University
  (AMBAC) 5.875% 6/1/17 ............................       300,000       306,987
Puerto Rico Educational Facility
  Revenue - Polytechnic University
  6.50% 8/1/24 .....................................     1,125,000     1,176,367
Winfield Kansas Educational Facilities Revenue
  Refunding and Improvement 5.75% 4/1/22 ...........       680,000       639,220
                                                                      ----------
                                                                       2,122,574
                                                                      ----------
Hospital Revenue Bonds - 9.84%
Kansas State Development Finance Authority
  Health Facilities Revenue Stormont-Vail
  Healthcare - M 4.35% 11/15/23 ....................       100,000       100,000
Olathe, Kansas Health Facility Revenue
  for Evangelical Lutheran
  Good Samaritan Project
  (AMBAC) 6.00% 5/1/19 .............................       250,000       257,570
Olathe, Kansas Health Facility Revenue
  for Olathe Medical Center
  Series 94A (AMBAC) 5.875% 9/1/16 .................       100,000       101,126
Shawnee County Sisters Of Charity Leavenworth
  Hospital (FSA) 5.00% 12/1/23 .....................       250,000       221,095
Wichita Kansas Hospital Revenue
  6.25% 11/15/24 ...................................       750,000       759,555
                                                                      ----------
                                                                       1,439,346
                                                                      ----------
Housing Revenue Bonds - 9.36%
Kansas Development Finance Authority for
  Martin Creek Multifamily Housing Project
  (FHA) 6.50% 8/1/24 ...............................        50,000        51,731

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Housing Revenue Bonds (continued)
 Olathe, Kansas Multifamily Housing -
   Deerfield Apartments Series 1994A
   (FNMA) 6.45% 6/1/19 .............................    $  250,000    $  260,898
 Olathe, Kansas Multifamily Housing -
   Jefferson Place Apartments Project -
   Series B 6.10% 7/1/22 ...........................       300,000       303,312
 Olathe Senior Living Facilities Revenue -
   Averdeen Village-Series A
   8.00% 5/15/30 ...................................       750,000       753,472
                                                                      ----------
                                                                       1,369,413
                                                                      ----------
 Industrial Development Revenue Bonds - 7.93%
 Columbus, Kansas Industrial Revenue Ace
   Electrical Acquisition 7.00% 8/1/17 .............       800,000       765,632
 Manhattan, Kansas Industrial Revenue
   Farrar Project 7.00% 8/1/14 .....................       400,000       394,384
                                                                      ----------
                                                                       1,160,016
                                                                      ----------
 Power Authority Revenue Bonds - 6.29%
+Puerto Rico Electric Power Authority Revenue
   Series DD Inverse Floater ROLS (FSA)
   4.79% 7/1/19 ....................................       600,000       484,908
 Puerto Rico Electric Power Authority
   Series Z 5.25% 7/1/21 ...........................       450,000       435,577
                                                                      ----------
                                                                         920,485
                                                                      ----------
*Pre-Refunded Bonds - 20.15%
 Douglas County Lawrence Unified School District
   #497 6.00% 9/1/15-03 ............................       250,000       258,743
 Jefferson County Unified School District #340
   (FSA) 6.35% 9/1/15-04 ...........................       250,000       267,268
 Johnson County General Obligation
   6.125% 9/1/12-02 ................................       260,000       271,024
 Kansas City Community College Student Center
   (MBIA) 6.25% 5/15/20-02 .........................       300,000       309,126
 Kansas City Utility System Revenue (FGIC)
   6.375% 9/1/23-04 ................................       295,000       320,594
 Kansas Development Finance Authority Water
   Pollution Control Sewer Revenue
   6.00% 11/1/14-03 ................................       250,000       265,693
 Sedgwick County Unified School District #265
   (FSA) 5.50% 10/1/13-04 ..........................       250,000       259,757
 Maize Unified School District #266 Series 1994
   (FSA) 5.875% 9/1/12-03 ..........................       250,000       260,282
 Sedgwick County Unified School District #267
   6.15% 11/1/09-05 ................................       250,000       269,122
 Shawnee County Unified School District #345
   (MBIA) 5.75% 9/1/11-04 ..........................       250,000       261,842
 Shawnee County Unified School District #501
   (FGIC) 5.75% 2/1/11-03 ..........................       200,000       205,900
                                                                      ----------
                                                                       2,949,351
                                                                      ----------

                                                         Principal     Market
Delaware Tax-Free Kansas Fund                              Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Transportation Revenue Bonds - 0.69%
   Kansas Department of Transportation
     5.375% 3/1/13 ...............................    $   100,000    $   101,369
                                                                     -----------
                                                                         101,369
                                                                     -----------
   Water & Sewer Revenue Bonds - 12.41%
   Haysville Water & Sewer (FSA)
     5.80% 10/1/16 ...............................        250,000        257,710
   Johnson County Water Revenue
     5.25% 12/1/15 ...............................        175,000        175,037
   Kansas City Utility System Revenue
     (FGIC) 6.375% 9/1/23 ........................        605,000        635,456
   Kansas State Development Finance Authority
     Revenue 5.50% 4/1/21 ........................        750,000        748,133
                                                                     -----------
                                                                       1,816,336
                                                                     -----------
Total Municipal Bonds
  (cost $13,918,736) .............................                    14,372,812
                                                                     -----------

                                                           Number
                                                         of Shares

Short-Term Investments - 0.32%
Wells Fargo National Tax-Free
  Money Market Fund ............................          47,067          47,067
                                                                     -----------
Total Short-Term Investments
  (cost $47,067) ...............................                          47,067
                                                                     -----------
Total Market Value of Securities - 98.55%
  (cost $13,965,803) ...........................                      14,419,879
Receivables and Other Assets
  Net of Liabilities - 1.45% ...................                         212,885
                                                                     -----------
Net Assets Applicable to 1,389,935
  Shares Outstanding - 100.00% .................                     $14,632,764
                                                                     ===========
Net Asset Value - Delaware Tax-Free
  Kansas Fund A Class
  ($10,391,363 / 987,513 Shares) ...............                          $10.52
                                                                          ------
Net Asset Value - Delaware Tax-Free
  Kansas Fund B Class
  ($3,879,183 / 368,008 Shares) ................                          $10.54
                                                                          ------
Net Asset Value - Delaware Tax-Free
  Kansas Fund C Class
  ($362,218 / 34,414 Shares) ...................                          $10.53
                                                                          ------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2000:
   Shares of beneficial interest
     (unlimited authorization - no par) ....................       $ 14,525,674
   Accumulated net realized
     loss on investments ...................................           (346,986)
   Net unrealized appreciation of investments ..............            454,076
                                                                   ------------
   Total net assets ........................................       $ 14,632,764
                                                                   ============

------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+Inverse Floater represents a security that pays interest at a rate that increases (decreases) with a decrease (increase) in a specific index. Interest rate disclosed is in effect as of August 31, 2000.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by the Federal National Mortgage Association
FSA -  Insured by the Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
 Delaware Tax-Free Kansas Fund
Net asset value A Class (A) .....................................         $10.52
Sales charge (3.75% of offering price or
 3.90% of amount invested per share) (B) ........................           0.41
                                                                          ------
Offering price ..................................................         $10.93
                                                                          ======
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE MISSOURI INSURED FUND
---------------------------------------

                                                         Principal     Market
August 31, 2000                                            Amount       Value
--------------------------------------------------------------------------------
  Municipal Bonds - 98.42%
  General Obligation Bonds - 5.16%
  St. Charles (FSA) 5.75% 3/1/15 ...................    $1,000,000    $1,030,280
**St. Charles County Missouri Francis Howell
    School District Capital Appreciation
    (FGIC) 5.445% 3/1/16 ...........................     2,000,000       869,740
**St. Charles County Missouri Francis Howell
    School District Capital Appreciation
    (FGIC) 5.495% 3/1/17 ...........................     1,500,000       613,230
                                                                      ----------
                                                                       2,513,250
                                                                      ----------
  Higher Education Revenue Bonds - 2.07%
  Missouri State Health & Education
    Facility - Central Missouri State University
    (AMBAC) 5.75% 10/1/25 ..........................     1,000,000     1,006,490
                                                                      ----------
                                                                       1,006,490
                                                                      ----------
  Hospital Revenue Bonds - 24.23%
  Cape Girardeau South East Missouri Hospital
    (MBIA) 5.25% 6/1/16 ............................     1,000,000       994,620
  Hannibal Health Facilities Series A
    (Hannibal Regional Hospital)
    (FSA) 5.625% 3/1/12 ............................     2,000,000     2,079,780
  Hannibal Health Facilities Series A
    (Hannibal Regional Hospital)
    (FSA) 5.75% 3/1/22 .............................     1,000,000     1,008,450
  Jackson County St. Joseph's Hospital
    (MBIA) 6.50% 7/1/12 ............................     1,795,000     1,883,870
  Jackson County St. Mary's Hospital
    (MBIA) 5.75% 7/1/24 ............................     2,000,000     2,010,600
  Missouri State Health & Education Facility
    (Heartland Health Systems)
    (AMBAC) 6.35% 11/15/17 .........................     1,250,000     1,299,113
  Missouri State Health & Education Facility
    (Health Midwest) (MBIA)
    6.25% 2/15/22 ..................................     1,000,000     1,024,130
  Missouri State Health & Education Facility
    (SSM Health Care) (MBIA)
    6.40% 6/1/10 ...................................       500,000       557,065
  Missouri State Health & Education Facility
    (St. Luke's Health Systems)
    (MBIA) 5.125% 11/15/19 .........................     1,000,000       947,860
                                                                      ----------
                                                                      11,805,488
                                                                      ----------
  Housing Revenue Bonds - 13.90%
  Missouri Single Family Housing
    (FNMA/GNMA) 7.20% 9/1/26 .......................     1,445,000     1,537,726
  Missouri Single Family Housing
    (FNMA/GNMA) 7.25% 9/1/26 .......................     1,715,000     1,869,982
  Missouri Single Family Housing
    (FNMA/GNMA) 7.45% 9/1/27 .......................     1,380,000     1,516,606
  Missouri Single Family Housing
    (FNMA/GNMA) 7.55% 9/1/27 .......................     1,270,000     1,372,324

                                                         Principal     Market
August 31, 2000                                            Amount       Value
--------------------------------------------------------------------------------
  Municipal Bonds (continued)
  Housing Revenue Bonds (continued)
  Missouri Single Family Housing
    (GNMA) 7.20% 12/1/17 ...........................   $   145,000   $   154,505
  Missouri Single Family Housing
    (GNMA) 7.25% 12/1/20 ...........................       300,000       319,173
                                                                     -----------
                                                                       6,770,316
                                                                     -----------
  Industrial Development Revenue Bonds - 2.15%
  St. Louis Municipal Finance Corporation City
    Lease Revenue-City Justice Center
    Series A (AMBAC) 5.95% 2/15/16 .................     1,000,000     1,046,380
                                                                     -----------
                                                                       1,046,380
                                                                     -----------
  Municipal Lease Bonds - 2.13%
  Kansas City Muehlebach Hotel
    (FSA) 5.90% 12/1/18 ............................     1,000,000     1,036,630
                                                                     -----------
                                                                       1,036,630
                                                                     -----------
  Power Authority Revenue Bonds - 4.38%
 +Puerto Rico Electric Power Authority
    Inverse Floater ROLS (FSA) 5.38% 7/1/19 ........     1,275,000     1,030,430
  Sikeston Electric Revenue
    (MBIA) 6.00% 6/1/13 ............................     1,000,000     1,101,220
                                                                     -----------
                                                                       2,131,650
                                                                     -----------
 *Pre-Refunded/Escrowed to Maturity Bonds - 27.31%
  Clark County School District
    (FSA) 5.75% 3/1/15-05 ..........................     1,775,000     1,840,870
**Greene County Single Family Mortgage
    Revenue - (Private Mortgage Insurance)
    (Escrowed to Maturity) 5.715 % 3/1/16 ..........     1,225,000       511,487
  Kansas City Airport Revenue
    (FSA) 6.875% 9/1/14-04 .........................     1,675,000     1,836,554
  Sikeston Electric Revenue
    (MBIA) 6.25% 6/1/12-02 .........................     2,000,000     2,099,500
  St. Charles School District
    (FGIC) 6.50% 2/1/14-06 .........................     1,250,000     1,366,775
  St. Louis County School District #8
    (MBIA) 5.60% 2/15/15-05 ........................     1,490,000     1,557,110
  St. Louis Municipal Finance Corporation
    Leasehold Revenue
    (FGIC) 6.25% 2/15/12-05 ........................     1,850,000     1,981,276
  Troy School District #3 Lincoln County
    (MBIA) 6.10% 3/1/14-05 .........................     1,235,000     1,316,004
  West Platte School District
    (MBIA) 5.85% 3/1/15-05 .........................       750,000       791,648
                                                                     -----------
                                                                      13,301,224
                                                                     -----------
  Utility Revenue Bonds - 4.72%
  Missouri Environmental Pollution Control
    Revenue - St. Joseph's Light and
    Power Co. (AMBAC) 5.85% 2/1/13 .................     2,200,000     2,299,528
                                                                     -----------
                                                                       2,299,528
                                                                     -----------
24

                                                         Principal
Delaware Tax-Free Missouri Insured Fund                    Amount
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Water & Sewer Revenue Bonds - 5.58%
Liberty Sewer (MBIA) 6.00% 2/1/08 ................    $   600,000    $   647,874
Liberty Sewer (MBIA) 6.15% 2/1/15 ................      1,500,000      1,598,025
St. Charles County Public Water Supply
  Dist No 2 (MBIA) 5.10% 12/1/25 .................        500,000        471,540
                                                                     -----------
                                                                       2,717,439
                                                                     -----------
Other Revenue Bonds - 6.79%
Kansas City Municipal Assistance Bartle Hall
  Convention Center
  (MBIA) 5.60% 4/15/16 ...........................        940,000        952,878
Missouri State Environmental - State
  Revolving Fund - Branson
  (FSA) 6.05% 7/1/16 .............................      2,265,000      2,356,959
                                                                     -----------
                                                                       3,309,837
                                                                     -----------
Total Municipal Bonds
  (cost $46,098,197) .............................                    47,938,232
                                                                     -----------

                                                          Number
                                                         of Shares
Short-Term Investments - 0.30%
Wells Fargo National Tax-Free
  Money Market Fund ............................         146,586         146,586
                                                                     -----------
Total Short-Term Investments
  (cost $146,586) ..............................                         146,586
                                                                     -----------
Total Market Value of Securities - 98.72%
  (cost $46,244,783) ...........................                      48,084,818
Receivables and Other Assets
  Net of Liabilities - 1.28% ...................                         625,381
                                                                     -----------
Net Assets Applicable to 4,710,651
  Shares Outstanding - 100.00% .................                     $48,710,199
                                                                     ===========
Net Asset Value - Delaware Tax-Free
  Missouri Insured Fund A Class
  ($38,313,837 / 3,705,101 Shares) .............                          $10.34
                                                                          ------
Net Asset Value - Delaware Tax-Free
  Missouri Insured Fund B Class
  ($10,052,976 / 972,361 Shares) ...............                          $10.34
                                                                          ------
Net Asset Value -Delaware Tax-Free
  Missouri Insured Fund C Class
  ($343,386 / 33,189 Shares) ...................                          $10.35
                                                                          ------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2000:
  Shares of beneficial interest
    (unlimited authorization - no par) ....................        $ 47,803,108
  Accumulated net realized
    loss on investments ...................................            (932,944)
  Net unrealized appreciation
    on investments ........................................           1,840,035
                                                                   ------------
  Total net assets ........................................        $ 48,710,199
                                                                   ============

--------------
 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
**Zero coupon bond - The interest rate shown is the effective yield as of
  August 31, 2000.
 +Inverse Floater represents a security that pays interest at a rate that increases (decreases) with a decrease (increase) in a specific index. Interest rate disclosed is in effect as of August 31, 2000.

Summary of Abbreviations:
AMBAC - Insured by the Ambac Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company FNMA - Insured by the Federal National Mortgage Association FSA - Insured by Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association MBIA- Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Missouri Insured Fund
Net asset value A Class (A) ......................................        $10.34
Sales charge (3.75% of offering price or 3.87% of
  amount invested per share) (B) .................................          0.40
                                                                          ------
Offering price ...................................................        $10.74
                                                                          ======

-------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE MONTANA MUNICIPAL BOND FUND
------------------------------------
                                                         Principal     Market
August 31, 2000                                            Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 97.47%
Continuing Care / Retirement
  Revenue Bonds - 16.18%
Montana State Health Facilities
  Authority Revenue Hillcrest Senior
  Living Project 7.35% 6/1/20 ........................     $100,000    $ 100,530
Montana State Health Facilities Authority
  Revenue Hillcrest Senior
  Living Project 7.375% 6/1/30 .......................      500,000      489,025
                                                                       ---------
                                                                         589,555
                                                                       ---------
General Obligation Bonds - 16.00%
Cascade County High School B School Building
  (FGIC) 5.60% 7/1/20 ................................      165,000      169,175
Flathead County School District #6 Columbia Falls
  (FSA) 5.65% 7/1/19 .................................      115,000      116,896
Missoula County High School District
  #1 Building 5.50% 7/1/20 ...........................      150,000      151,347
Montana State Long Range Building Program
  Series C 5.00% 8/1/17 ..............................      100,000       96,240
Puerto Rico Commonwealth 5.375% 7/1/25 ...............       50,000       49,155
                                                                       ---------
                                                                         582,813
                                                                       ---------
Higher Education Revenue Bonds - 36.79%
Montana State Board of Regents - University of
  Montana Series F (MBIA) 5.75% 5/15/24 ..............      400,000      409,196
Montana State Higher Education Student
  Assistance Corporation - Student Loan -
  Series B 6.40% 12/1/32 .............................      600,000      612,072
Puerto Rico Industrial Tourist Educational Medical
  & Environmental Control Facilities -
  Ana G. Mendez University System Project
  5.375% 2/1/19 ......................................      150,000      143,820
University of Puerto Rico Revenue Series O
  5.375% 6/1/20 ......................................      175,000      175,182
                                                                       ---------
                                                                       1,340,270
                                                                       ---------
Hospital Revenue Bonds - 2.82%
Montana State Health Facilities Authority Health
  Care Master Loan Program (Marcus Daly)
  Series A 6.00% 8/1/20 ..............................      100,000      102,620
                                                                       ---------
                                                                         102,620
                                                                       ---------
Housing Revenue Bonds - 2.85%
Montana State Board of Housing - Single Family
  Mortgage - Series A1 6.00% 6/1/16 ..................      100,000      103,793
                                                                       ---------
                                                                         103,793
                                                                       ---------
Pollution Control Revenue Bonds - 9.75%
Forsyth Pollution Control Revenue
  Pacificorp Project 4.30% 1/1/18 ....................      150,000      150,000
Forsyth Pollution Control (Montana Power
  Company) Series A (AMBAC)
  6.125% 5/1/23 ......................................      100,000      103,688

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Pollution Control Revenue Bonds (continued)
Montana State Water Pollution Control
  Series B 5.60% 7/15/20 .............................   $  100,000   $  101,653
                                                                      ----------
                                                                         355,341
                                                                      ----------
Power Authority Revenue Bonds - 3.99%
Puerto Rico Electric Power Authority Series Z
  5.25% 7/1/21 .......................................      150,000      145,193
                                                                      ----------
                                                                         145,193
                                                                      ----------
Transportation Revenue Bonds - 6.49%
Billings Airport Revenue
  (MBIA) 5.55% 7/1/09 ................................      125,000      130,026
Puerto Rico Commonwealth Highway & Transportation
  Authority Highway Revenue
  (MBIA) 5.50% 7/1/15 ................................      100,000      106,479
                                                                      ----------
                                                                         236,505
                                                                      ----------
Other Revenue Bonds - 2.60%
Virgin Islands Public Finance Authority Revenue
  Sub Lien Funded Loan Notes
  Series E 5.875% 10/1/18 ............................      100,000       94,932
                                                                      ----------
                                                                          94,932
                                                                      ----------
Total Municipal Bonds
  (cost $3,456,680) ..................................                 3,551,022
                                                                      ----------
Total Market Value of Securities - 97.47%
  (cost $3,456,680) ..................................                 3,551,022
Receivables and Other Assets
  Net of Liabilities - 2.53% .........................                    92,335
                                                                      ----------
Net Assets Applicable to 644,331
  Shares Outstanding - 100.00% .......................                $3,643,357
                                                                      ==========
Net Asset Value - Delaware
  Montana Municipal Bond Fund A Class
  ($1,961,498 / 346,849 Shares) ......................                     $5.66
                                                                           -----
Net Asset Value - Delaware
  Montana Municipal Bond Fund B Class
  ($1,338,236 / 236,703 Shares) ......................                     $5.65
                                                                           -----
Net Asset Value - Delaware
  Montana Municipal Bond Fund C Class
  ($343,623 / 60,779 Shares) .........................                     $5.65
                                                                           =====

Delaware Montana Municipal Bond Fund
--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2000:
Shares of beneficial interest
  (unlimited authorization - no par) .......................        $ 3,543,395
Distributions in excess of
  net investment income ....................................             (1,924)
Accumulated net realized
  gain on investments ......................................              7,544
Net unrealized appreciation of investments .................             94,342
                                                                    -----------
Total net assets ...........................................        $ 3,643,357
                                                                    ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share - Delaware
  Montana Municipal Bond Fund
Net asset value A Class (A) ........................................       $5.66
Sales charge (3.75% of offering price or 3.89% of
  amount invested per share) (B) ...................................        0.22
                                                                           -----
Offering price .....................................................       $5.88
                                                                           =====
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE NORTH DAKOTA FUND
-----------------------------------

                                                        Principal      Market
August 31, 2000                                         Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds - 98.79%
   General Obligation Bonds - 1.14%
   Grand Forks Sewer Reserve 6.70% 6/1/07 ...........    $270,000   $ 274,347
                                                                    ---------
                                                                      274,347
                                                                    ---------
   Higher Education Revenue Bonds - 7.30%
   Burleigh County North Dakota University Facility
    Revenue University of Mary Project
    5.625% 12/1/15 ..................................   1,000,000     972,510
   North Dakota State University Housing and
    Auxiliary Facility 6.30% 4/1/07 .................     250,000     259,138
   North Dakota State University Housing and
    Auxiliary Facility 6.50% 4/1/12 .................     500,000     517,485
                                                                    ---------
                                                                    1,749,133
                                                                    ---------
   Hospital Revenue Bonds - 31.96%
   Cando, North Dakota Nursing Facility Revenue -
    Towner County Medical Center Project
    7.125% 8/1/22 ...................................   1,000,000     996,060
   Carrington, North Dakota Health Facility Revenue
    for Carrington Health Center
    6.25% 11/15/15 ..................................     500,000     509,515
   Cass County, North Dakota Health Facility
    Revenue for Catholic Health - Villa Nazareth
    Project 6.25% 11/15/14 ..........................   1,000,000   1,020,520
   Fargo Hospital Facility St. Luke's Hospital
    Series 1992 6.50% 6/1/15 ........................   1,000,000   1,041,510
   Grand Forks Health Care System Revenue -
    Altru Health System Obligated Group
    7.125% 8/15/24 ..................................   1,005,000   1,024,427
   Grand Forks, North Dakota Senior Housing
    Revenue 4000 Valley Square Project
    6.25% 12/1/34 ...................................   2,000,000   1,500,000
   Grand Forks, United Hospital Obligated Group
    (MBIA) 6.125% 12/1/14 ...........................     225,000     235,820
   Grand Forks, United Hospital Obligated Group
    (MBIA) 6.25% 12/1/19 ............................     250,000     260,295
   Killdeer, North Dakota Nursing Care Revenue -
    Hill Top Home of Comfort 6.00% 11/1/12 ..........     780,000     770,671
   Valley City, North Dakota Congregate Housing
    Revenue - Bridgeview Estates Project
    7.25% 8/1/22 ....................................     300,000     301,251
                                                                    ---------
                                                                    7,660,069
                                                                    ---------

                                                        Principal      Market
                                                        Amount         Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Housing Revenue Bonds - 28.17%
 Minot Single Family Mortgage
  7.70% 8/1/10 ......................................      $105,000    $ 108,698
 North Dakota Housing Finance Authority Single
  Family Mortgage Series A 6.30% 7/1/16 .............     1,665,000    1,734,614
 North Dakota Housing Finance Authority Single
  Family Mortgage 6.25% 1/1/17 ......................     1,975,000    2,042,012
 North Dakota Single Housing Finance Agency
  Single Family Mortgage Series A (FHA)
  6.75% 7/1/12 ......................................       130,000      134,904
 North Dakota State Housing Finance Agency
  Revenue Multifamily (FNMA)
  6.125% 12/1/15 ....................................       500,000      522,035
 North Dakota State Housing Finance Agency
  Revenue Multifamily (FNMA)
  6.15% 12/1/17 .....................................     1,300,000    1,351,324
 North Dakota State Housing Finance Authority
  Single Family Mortgage Series A
  6.95% 7/1/12 ......................................       220,000      228,708
 North Dakota State Housing Finance Agency
  Single Family Mortgage Series E (FNMA)
  6.30% 1/1/15 ......................................       605,000      629,684
                                                                       ---------
                                                                       6,751,979
                                                                       ---------
 Industrial Development Revenue Bonds - 2.15%
 Mercer County Pollution Control Otter Tail
  Power Company Project 6.90% 2/1/19 .................      500,000      514,510
                                                                       ---------
                                                                         514,510
                                                                       ---------
 Power Authority Revenue Bonds - 11.21%
 Mercer County Pollution Control Revenue
  Montana - Dakota Utilities Company Project
  (FGIC) 6.65% 6/1/22 ...............................       500,000      524,820
 Mercer County Pollution Control Revenue For
  Basin Electric Revenue 6.05% 1/1/19 ...............     1,000,000    1,033,780
+Puerto Rico Electric Power Authority Revenue
  Inverse Floater ROLS Series DD (FSA)
  4.79% 7/1/19 ......................................       900,000      727,362
 Puerto Rico Electric Power Authority Series EE
  4.75% 7/1/24 ......................................       450,000      401,621
                                                                       ---------
                                                                       2,687,583
                                                                       ---------
*Pre-Refunded Bonds - 4.08%
 Bismarck Hospital Alexius Medical Center
  (AMBAC) 6.90% 5/1/06-01 ............................      500,000      518,065
 Burleigh County University Facilities University
  of Mary Project 7.125% 12/1/11-01 ..................      250,000      260,455
 Fargo Park District Revenue
  7.25% 11/1/11-00 ...................................      200,000      200,840
                                                                       ---------
                                                                         979,360
                                                                       ---------

                                                          Principal     Market
Delaware Tax-Free North Dakota Fund                       Amount        Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Transportation Revenue Bond - 6.24%
   Puerto Rico Commonwealth Highway &
    Transportation Authority Series Y
    5.50% 7/1/26 ....................................    $1,500,000  $ 1,495,768
                                                                     -----------
                                                                       1,495,768
                                                                     -----------
   Other Revenue Bonds - 6.54%
   North Dakota Building Authority Revenue (FSA)
    6.10% 12/1/16 ...................................     1,480,000    1,525,954
   North Dakota State Student Loan
    (AMBAC) 7.00% 7/1/05 ............................        40,000       40,714
                                                                       ---------
                                                                       1,566,668
                                                                       ---------
   Total Municipal Bonds
    (cost $23,554,559) ..............................                 23,679,417
                                                                      ----------

                                                           Number
                                                           of Shares
   Short-Term Investments - 0.48%
   Wells Fargo National Tax-Free
    Money Market Fund ...............................       116,182      116,182
                                                                      ----------
   Total Short-Term Investments
    (cost $116,182) .................................                    116,182
                                                                      ----------
   Total Market Value of Securities - 99.27%
   (cost $23,670,741) ...............................                 23,795,599
   Receivables and Other Assets
    Net of Liabilities - 0.73% ......................                    174,198
                                                                     -----------
   Net Assets Applicable to 2,253,653
    Shares Outstanding 100.00% ......................                $23,969,797
                                                                     ===========
   Net Asset Value - Delaware Tax-Free
    North Dakota Fund A Class
    ($22,733,245 / 2,137,380 Shares) ................                     $10.64
                                                                          ------
   Net Asset Value - Delaware Tax-Free
    North Dakota Fund B Class
    ($909,963 / 85,556 Shares) ......................                     $10.64
                                                                          ------
   Net Asset Value - Delaware Tax-Free
    North Dakota Fund C Class
    ($326,589 / 30,717 Shares) ......................                     $10.63
                                                                          ------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2000:
   Shares of beneficial interest
    (unlimited authorization - no par) ........................     $23,924,695
   Accumulated net realized
    loss on investments .......................................         (79,756)
   Net unrealized appreciation of investments .................         124,858
                                                                    ------------
   Total net assets ...........................................     $23,969,797
                                                                    ============
------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
+ Inverse Floater represents a security that pays interest at a rate that increases (decreases) with a decrease (increase) in a specific index. Interest rate disclosed is in effect as of August 31, 2000.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by the Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
 Delaware Tax-Free North Dakota Fund
Net asset value A Class (A) .........................................     $10.64
Sales charge (3.75% of offering price, or
   3.85% of amount invested per share) (B) ..........................       0.41
                                                                        --------
Offering price ......................................................     $11.05
                                                                        ========
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE OREGON INSURED FUND
-------------------------------------

                                                           Principal    Market
August 31, 2000                                            Amount       Value
--------------------------------------------------------------------------------

   Municipal Bonds - 98.31%
   Certificates of Participation - 5.32%
   Oregon State Department
    Administrative Services Certificates of
    Participation - Series A (AMBAC)
    5.00% 5/1/24 .....................................    $1,800,000 $ 1,690,632
                                                                     -----------
                                                                       1,690,632
                                                                     -----------
   General Obligation Bonds - 24.21%
   Clackamas County Oregon School District
    (FGIC) 4.80% 6/1/18 ..............................    1,200,000    1,106,376
** Columbia County Oregon School District
    (FGIC) 5.495% 6/1/17 ..............................   1,000,000      403,310
   Hermiston General Obligation Water Bonds
    (AMBAC) 6.20% 8/1/24 .............................      500,000      513,170
   Josephine County Oregon
    (AMBAC) 4.875% 6/1/18 ............................    1,000,000      931,250
   Lane County School District #19 (Springfield)
    (FGIC) 6.00% 10/15/14 ............................      500,000      549,615
   Lincoln County School District
    (FGIC) 5.25% 6/15/12 .............................    1,450,000    1,484,699
   Malheur County Jail (MBIA)
    6.30% 12/1/12 ....................................      500,000      532,175
   Multnomah County School District #3
    Park Rose (FGIC) 5.50% 12/1/11 ...................      500,000      513,715
   North Unit Irrigation District
    (MBIA) 5.75% 6/1/16 ..............................    1,000,000    1,026,890
   Portland (MBIA) 5.75% 6/1/15 ......................      500,000      512,845
** Umatilla County Oregon School District #6R
    Umatilla (AMBAC) 5.666% 12/15/22 .................       200,000      57,564
   Washington County School District (Sherwood)
    (FSA) #88J 6.10% 6/1/12 ..........................       65,000       68,284
                                                                       ---------
                                                                       7,699,893
                                                                       ---------
   Higher Education Revenue Bonds - 13.83%
   Central Oregon Community College District
    (FGIC) 5.90% 6/1/09 ...............................     750,000      780,705
   Oregon Health and Education Authority for
    Lewis & Clark College (MBIA)
    6.125% 10/1/24 ....................................   1,055,000    1,091,883
   Oregon Health and Education Authority for
    Reed College (MBIA) 5.375% 7/1/25 .................     500,000      492,880
** Oregon Health Sciences University Revenue
    (MBIA) 5.656% 7/1/21 ..............................   6,500,000    2,033,590
                                                                       ---------
                                                                       4,399,058
                                                                       ---------
   Hospital Revenue Bonds - 3.31%
   Western Lane Hospital District for Sisters of
    St. Joseph Peace Hospital (MBIA)
    5.875% 8/1/12 .....................................   1,000,000    1,053,590
                                                                       ---------
                                                                       1,053,590
                                                                       ---------

                                                          Principal       Market
                                                          Amount          Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Housing Revenue Bonds - 3.50%
   Oregon Health, Housing, Educational and
    Cultural Facilities Authority for Pier Park
    Project (GNMA) 6.05% 4/1/18 ......................   $1,095,000  $ 1,114,064
                                                                     -----------
                                                                       1,114,064
                                                                     -----------
   Power Authority Revenue Bonds - 3.51 %
   Central Lincoln Peoples Utility District
    (AMBAC) 5.75% 1/1/15 .............................      500,000      511,100
  +Puerto Rico Electric Power Authority Revenue
    Series DD Inverse Floater ROLS (FSA)
    4.79% 7/1/19 .....................................      750,000      606,135
                                                                       ---------
                                                                       1,117,235
                                                                       ---------
  *Pre-Refunded Bonds - 25.02%
   Chemeketa Community College (FGIC)
    5.80% 6/1/12-06 ..................................    1,500,000    1,595,160
   Eugene Electric Revenue Series C (MBIA)
    5.80% 8/1/22-04 ..................................    1,250,000    1,320,775
   Lane County School District #19 (Springfield)
    (MBIA) 6.30% 10/15/14-04 .........................      500,000      538,720
   Multnomah County School District #39 Corbett
    (MBIA) 6.00% 12/1/13-04 ..........................      500,000      528,790
   Oregon State Department Administrative Services
    Certificates of Participation - Series A
    (AMBAC) 5.80% 5/1/24-07 ..........................    1,000,000    1,076,020
   Portland Sewer System Revenue (FSA)
    6.25% 6/1/15-04 ..................................    1,000,000    1,070,090
   Tillamook County (FGIC) 6.25% 1/1/14-05 ...........      250,000      269,350
   Umatilla Pendleton School District (AMBAC)
    #016R 6.00% 7/1/14-04 ............................      500,000      531,315
   Washington County Education Service (MBIA)
    7.10% 6/1/25-05 ..................................      700,000      777,735
   Washington County School District (Sherwood)
    (FSA) #88J 6.10% 6/1/12-05 .......................      235,000      251,168
                                                                       ---------
                                                                       7,959,123
                                                                       ---------
   Transportation Revenue Bonds - 4.70%
   Port of Portland Airport Revenue for Portland
    International Airport (FGIC)
    5.625% 7/1/26 ....................................    1,500,000    1,494,795
                                                                       ---------
                                                                       1,494,795
                                                                       ---------

                                                           Principal    Market
Delaware Tax-Free Oregon Insured Fund                      Amount       Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Water & Sewer Revenue Bonds - 14.91%
   Beaverton Water Revenue (FSA)
    6.125% 6/1/14 .....................................    $500,000    $ 522,720
   Klamath Falls Water Revenue (FSA)
    6.10% 6/1/14 ......................................     500,000      522,295
   Portland Oregon Sewer System Revenue
    (MBIA) 4.50% 6/1/18 ...............................   1,855,000    1,656,812
   Salem Water & Sewer Revenue (MBIA)
    5.50% 6/1/14 ......................................   1,000,000    1,021,590
   Salem Water & Sewer Revenue (MBIA)
    5.625% 6/1/16 .....................................   1,000,000    1,018,279
                                                                      ----------
                                                                       4,741,696
                                                                      ----------
   Total Municipal Bonds
    (cost $30,597,013)                                                31,270,086
                                                                      ----------

                                                             Number
                                                             of Shares
   Short-Term Investments - 0.36%
   Wells Fargo National Tax-Free
    Money Market Fund .................................      113,135     113,135
                                                                         -------
   Total Short-Term Investments
    (cost $113,135) ...................................                  113,135
                                                                         -------
   Total Market Value of Securities - 98.67%
    (cost $30,710,148) ................................               31,383,221
   Receivables and Other Assets
    Net of Liabilities - 1.33% ........................                  421,999
                                                                     -----------
   Net Assets Applicable to 3,210,275
    Shares Outstanding - 100.00% ......................              $31,805,220
                                                                     ===========
   Net Asset Value - Delaware Tax-Free
    Oregon Insured Fund A Class
    ($22,711,786 / 2,292,806 Shares)                                       $9.91
 ......................................................                    -----
   Net Asset Value - Delaware Tax-Free
    Oregon Insured Fund B Class
    ($7,484,716 / 755,283 Shares) .....................                    $9.91
                                                                           -----
   Net Asset Value - Delaware Tax-Free
    Oregon Insured Fund C Class
    ($1,608,718 / 162,186 Shares) .....................                    $9.92
                                                                           -----

--------------------------------------------------------------------------------
   Components of Net Assets at August 31, 2000 :
   Shares of beneficial interest
    (unlimited authorization - no par) .................            $31,964,274
   Accumulated net realized
    loss on investments ................................               (832,127)
   Net unrealized appreciation
    of investments .....................................                673,073
                                                                    -----------
   Total net assets ...................................             $31,805,220
                                                                    ===========
------------
  *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
** Zero Coupon Bond - The interest rate shown is the effective yield as of
   August 31, 2000.
  +Inverse Floater represents a security that pays interest at a rate that increases (decreases) with a decrease (increase) in a specific index. Interest rate disclosed is in effect as of August 31, 2000.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by the Financial Security Assurance
GNMA - Insured by the Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Oregon Insured Fund
Net asset value A Class (A) ...........................                    $9.91
Sales charge (3.75% of offering price, or
   3.94% of amount invested per share) (B) ............                     0.39
                                                                          ------
Offering price ........................................                   $10.30
                                                                          ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE WISCONSIN FUND
--------------------------------

                                                           Principal      Market
August 31, 2000                                            Amount         Value
--------------------------------------------------------------------------------
   Municipal Bonds - 98.28%
   Higher Education Revenue Bonds - 2.44%
   Madison Community Development Authority
    Revenue - Edgewood College
    6.25% 4/1/14 .......................................    $500,000    $520,345
   Puerto Rico Educational Facility Revenue -
    Polytechnic University 6.50% 8/1/24 ................     280,000     292,785
                                                                        --------
                                                                         813,130
                                                                        --------
   Hospital Revenue Bonds - 0.59%
   Kaukauna Housing Authority Revenue -
    St. Paul Home Inc. 6.10% 9/1/07 ....................     200,000     195,562
                                                                        --------
                                                                         195,562
                                                                        --------
   Housing Revenue Bonds - 25.52%
   Dane County Multifamily Housing Revenue -
    Forest Harbor Apartment Project
    5.85% 7/1/11 .......................................     125,000     126,435
   Dane County Multifamily Housing Revenue -
    Forest Harbor Apartment Project
    5.90% 7/1/12 .......................................     125,000     125,878
   Grant County Housing Authority Revenue
    Refunding - Orchard Manor
    5.35% 7/1/26 .......................................     350,000     331,254
   Green Bay Housing Authority Multifamily Housing
    Revenue - Moraine Limited - Series A
    (FHA) 6.15% 12/1/30 ................................   1,000,000   1,033,500
   La Crosse Housing Authority Washburn Project
    6.375% 10/1/16 .....................................     100,000      95,878
   La Crosse Housing Authority Washburn Project
    6.50% 10/1/26 ......................................     250,000     235,950
   Milwaukee Redevelopment Authority Multifamily
    Housing 6.30% 8/1/38 ...............................   1,455,000   1,481,656
   New Berlin Multifamily Housing Authority
    Revenue - Pinewood Creek Project
    7.125% 5/1/24 ......................................     500,000     512,865
   Puerto Rico Housing Authority Single Family
    Mortgage Revenue 6.85% 10/15/23 ....................     625,000     645,038
   Puerto Rico Housing Bank & Finance Agency
    Single Family Mortgage Revenue (GNMA)
    6.25% 4/1/29 .......................................     650,000     672,562
   Waukesha Housing Westgrove Wood Project
    (GNMA) 6.00% 12/1/31 ...............................   1,500,000   1,514,385
   Waukesha Wisconsin Redevelopment Authority
    Housing Revenue- Senior Housing
    Presbyterian Homes 7.50% 6/1/25 ....................   1,250,000   1,258,350
   Wauwatosa Multifamily Housing Revenue -
    Harwood Place, Inc. 5.75% 12/1/08 ..................     480,000     480,653
                                                                       ---------
                                                                       8,514,404
                                                                       ---------

                                                        Principal       Market
                                                        Amount          Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
   Industrial Development Revenue Bonds - 15.31%
   Hartford Community Development Authority
    Lease Revenue 6.15% 12/1/09 ........................    $240,000   $ 253,205
   Milwaukee Redevelopment Authority Revenue -
    Goodwill Industries, Inc.
    6.35% 10/1/09 ......................................   2,000,000   2,053,440
   Omro Community Development Authority
    5.875% 12/1/11 .....................................     300,000     311,970
   Puerto Rico Industrial Medical Environmental
    Revenue - PepsiCo Project
    6.25% 11/15/13 .....................................   1,100,000   1,150,446
   Two Rivers Community Development Authority
    Revenue Architectural Forest Products
    6.35% 12/15/12 .....................................     250,000     244,355
   West Allis Community Development Authority
    Revenue - Poblocki Investments, Ltd.
    5.90% 5/1/03 (LOC: Firstar Bank
    Milwaukee, AMT) ....................................   1,080,000   1,095,217
                                                                       ---------
                                                                       5,108,633
                                                                       ---------
   Lease/Certificates of Participation - 16.24
   Cudahy Community Development Authority
    Revenue 6.00% 6/1/11 ...............................   1,000,000   1,044,180
   De Forest Redevelopment Lease Revenue
    6.25% 2/1/18 .......................................   1,000,000   1,031,670
   Little Chute Community Development Lease
    Revenue 5.625% 3/1/19 ..............................     680,000     678,830
   Madison Community Development Authority,
    Monona Terrace Community Project
    5.80% 3/1/05 .......................................     125,000     131,638
   Madison Community Development Authority,
    Monona Terrace Community Project
    5.90% 3/1/06 .......................................     365,000     385,852
   Madison Community Development Authority,
    Monona Terrace Community Project
    6.10% 3/1/10 .......................................   1,500,000   1,579,710
   Redgranite Wisconsin Community Development
    Authority Revenue 5.85% 3/1/18 .....................     605,000     564,858
                                                                       ---------
                                                                       5,416,738
                                                                       ---------
   Power Authority Revenue Bonds - 7.32%
   Guam Power Authority Revenue Bonds,
    99A 5.125% 10/1/29 .................................   1,000,000     916,130
   Puerto Rico Electric Power Authority Revenue
    Series U 6.00% 7/1/14 ..............................   1,450,000   1,523,805
                                                                       ---------
                                                                       2,439,935
                                                                       ---------
  *Pre-Refunded/Escrowed to Maturity Bonds - 16.32%
   Puerto Rico Municipal Finance Authority
    (FSA) 6.00% 7/1/14-04 ..............................   1,800,000   1,944,108
   Puerto Rico Telephone Authority Revenue
    5.75% 1/1/11-02 ....................................     285,000     293,738

                                                        Principal         Market
Delaware Tax-Free Wisconsin Fund                        Amount            Value
--------------------------------------------------------------------------------
   Municipal Bonds (continued)
  *Pre-Refunded/Escrowed to Maturity Bonds (continued)
   Southeast Wisconsin Professional Baseball
    Park District Sales Tax Revenue (MBIA)
    5.80% 12/15/26-07 ..................................  $1,000,000 $ 1,076,740
   Superior Redevelopment Authority Revenue -
    Superior Memorial Hospital (FHA)
    5.80% 5/1/10-02 ....................................     250,000     260,240
   Virgin Islands Public Finance Authority
    (Escrowed to Maturity) 7.30% 10/1/18 ...............     700,000     853,580
   Wisconsin Housing Finance Authority
    (FHA) 6.10% 6/1/21-17 ..............................     960,000   1,015,496
                                                                       ---------
                                                                       5,443,902
                                                                       ---------
   Other Revenue Bonds - 14.54%
** Southeast Wisconsin Professional Baseball
    Park District Lease Certificates (MBIA)
    5.544% 12/15/15 ....................................   1,000,000     434,640
** Southeast Wisconsin Professional Baseball
    Park District Lease Certificates (MBIA)
    5.628% 12/15/16 ....................................   1,115,000     453,838
** Southeast Wisconsin Professional Baseball
    Park District Sales Tax Revenue (MBIA)
    5.873% 12/15/24 ....................................   1,500,000     372,630
** Southeast Wisconsin Professional Baseball
    Park District Sales Tax Revenue (MBIA)
    5.886% 12/15/25 ....................................   1,250,000     292,488
   Virgin Islands Public Finance Authority
    Revenue Sub Lien Funded Loan Notes
    Series E 5.875% 10/1/18 ............................   1,400,000   1,329,048
   Wisconsin Central District Tax Revenue -
    Insured Jr. Dedicated Tax Revenue Bonds,
    98 A (FSA) 5.25% 12/15/23 ..........................   2,000,000   1,965,540
                                                                      ----------
                                                                       4,848,184
                                                                      ----------
   Total Municipal Bonds
    (cost $32,096,686)                                                32,780,488
                                                                      ----------

                                                            Number
                                                            of Shares
   Short-Term Investments - 0.48%
   Wells Fargo National Tax-Free
    Money Market Fund ..................................    161,041      161,041
                                                                     -----------
   Total Short-Term Investments
    (cost $161,041) ....................................                 161,041
                                                                     -----------
   Total Market Value of Securities - 98.76%
    (cost $32,257,727) .................................              32,941,529

   Receivables and Other Assets
    Net of Liabilities - 1.24% .........................                 413,543
                                                                     -----------
   Net Assets Applicable to 3,508,469 Shares
    Outstanding - 100.00% ..............................             $33,355,072
                                                                     ===========

--------------------------------------------------------------------------------
   Net Asset Value - Delaware Tax-Free
    Wisconsin Fund A Class
    ($28,736,973 / 3,022,883 Shares ) ..................                  $9.51
                                                                          -----
   Net Asset Value - Delaware Tax-Free
    Wisconsin Fund B Class
    ($3,243,281 / 341,411 Shares ) .....................                  $9.50
                                                                          -----
   Net Asset Value - Delaware Tax-Free
    Wisconsin Fund C Class
    ($1,374,818 / 144,175 Shares ) .....................                  $9.54
                                                                          -----
   Components of Net Assets at August 31, 2000:
   Shares of beneficial interest
    (unlimited authorization - no par ) ................            $33,924,495
   Accumulated net realized
    loss on investments ................................             (1,253,225)
   Net unrealized appreciation
    of investments .....................................                683,802
                                                                    -----------
   Total net assets ....................................            $33,355,072
                                                                    ===========
------------
 * For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
 **Zero Coupon Bond - The interest rate shown is the effective yield as of August 31, 2000.

   Summary of Abbreviations:
   AMT - Subject to Alternative Minimum Tax
   FHA - Insured by the Federal Housing Authority
   FSA - Insured by Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association
   LOC - Letter of Credit
   MBIA - Insured by the Municipal Bond Insurance Association

   Net Asset Value and Offering Price per Share -
    Delaware Tax-Free Wisconsin Fund
   Net asset value A class (A) .........................                   $9.51
   Sales charge (3.75% of offering price
    or 3.89% of amount invested
    per share) (B) .....................................                    0.37
                                                                           -----
   Offering price ......................................                   $9.88
                                                                           =====
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations

                                                                                 Delaware
                                      Delaware      Delaware       Delaware      Tax-Free
                                      Tax-Free      Tax-Free       Tax-Free      Missouri
                                       Idaho          Iowa          Kansas        Insured
                                       Fund           Fund           Fund          Fund
----------------------------------------------------------------------------------------------
                                                           Year Ended
                                      8/31/00        8/31/00        8/31/00       8/31/00

Investment Income:
Interest .......................   $ 3,136,544    $ 2,375,574    $   924,587    $ 2,948,783
                                   -----------    -----------    -----------    -----------

Expenses:
Management fees ................       281,064        228,703         82,143        249,477
Distribution expense ...........       230,429        145,634         71,448        202,723
Dividend disbursing and transfer
   agent fees and expenses .....        40,638         52,204         22,983         51,201
Accounting and administration ..        24,829         18,189          5,767         20,534
Reports and statements
   to shareholders .............        31,247         26,694         15,139         10,950
Professional fees ..............        30,222         30,394          6,138         30,162
Registration fees ..............         2,000          5,200          2,600          1,682
Custodian fees .................        11,230          3,824          3,001          6,847
Taxes (other than taxes
   on income) ..................         4,050          6,064          1,325            675
Trustees' fees .................           964          1,456          1,128          1,561
Other ..........................         1,968          1,346          8,823          4,369
                                   -----------    -----------    -----------    -----------
                                       658,641        519,708        220,495        580,181
Less expenses absorbed
   or waived ...................       (45,123)       (62,226)       (35,858)            --
Less expenses paid indirectly ..        (1,177)          (956)          (346)        (1,148)
                                   -----------    -----------    -----------    -----------
Total operating expenses .......       612,341        456,526        184,291        579,033
Interest expense ...............            --          3,801            850         14,744
                                   -----------    -----------    -----------    -----------
Total expenses .................       612,341        460,327        185,141        593,777
                                   -----------    -----------    -----------    -----------
Net Investment Income ..........     2,524,203      1,915,247        739,446      2,355,006
                                   -----------    -----------    -----------    -----------
Net Realized and Unrealized
   Gain (Loss) on Investments:
Net realized gain (loss)
   on investments ..............      (692,218)      (216,374)      (296,860)       (87,531)
Net change in unrealized
   appreciation/depreciation of
   investments .................      (716,378)       399,990         89,369         10,088
                                   -----------    -----------    -----------    -----------

Net Realized and Unrealized
   Gain (Loss) on
   Investments .................    (1,408,596)       183,616       (207,491)       (77,443)
                                   -----------    -----------    -----------    -----------
Net Increase in
   Net Assets Resulting
   from Operations .............   $ 1,115,607    $ 2,098,863    $   531,955    $ 2,277,563
                                   ===========    ===========    ===========    ===========

[RESTUBBED]

                                      Delaware      Delaware        Delaware
                                       Montana      Tax-Free        Tax-Free       Delaware
                                      Municipal      North           Oregon        Tax-Free
                                        Bond         Dakota          Insured       Wisconsin
                                        Fund          Fund             Fund           Fund
----------------------------------------------------------------------------------------------
                                       11/2/99*
                                         to                         Year Ended
                                       8/31/00        8/31/00         8/31/00        8/31/00

Investment Income:
Interest .......................     $   103,532    $ 1,604,025    $ 1,907,886    $ 2,034,237
                                     -----------    -----------    -----------    -----------

Expenses:
Management fees ................          11,293        141,575        167,234        187,729
Distribution expense ...........          11,467         75,243        155,162        118,713
Dividend disbursing and transfer
   agent fees and expenses .....           3,784         21,832         29,514         40,050
Accounting and administration ..             829         10,429         13,565         13,771
Reports and statements
   to shareholders .............           1,050          5,216         14,668         22,665
Professional fees ..............           1,554         10,465         15,802         16,205
Registration fees ..............           1,775          1,750            200          7,750
Custodian fees .................             383          3,724          5,883          4,917
Taxes (other than taxes
   on income) ..................             467            698            139          4,225
Trustees' fees .................             319          2,133          1,283          1,839
Other ..........................             718          4,238          4,404          3,620
                                     -----------    -----------    -----------    -----------
                                          33,639        277,303        407,854        421,484
Less expenses absorbed
   or waived ...................         (11,814)            --        (52,159)       (45,838)
Less expenses paid indirectly ..            (216)          (592)          (769)          (785)
                                     -----------    -----------    -----------    -----------
Total operating expenses .......          21,609        276,711        354,926        374,861
Interest expense ...............              --             --             --          7,047
                                     -----------    -----------    -----------    -----------
Total expenses .................          21,609        276,711        354,926        381,908
                                     -----------    -----------    -----------    -----------
Net Investment Income ..........          81,923      1,327,314      1,552,960      1,652,329
                                     -----------    -----------    -----------    -----------
Net Realized and Unrealized
   Gain (Loss) on Investments:
Net realized gain (loss)
   on investments ..............           7,544        (33,235)      (239,493)      (745,668)
Net change in unrealized
   appreciation/depreciation of
   investments .................          94,342       (490,273)       429,851        514,555
                                     -----------    -----------    -----------    -----------

Net Realized and Unrealized
   Gain (Loss) on
   Investments .................         101,886       (523,508)       190,358       (231,113)
                                     -----------    -----------    -----------    -----------
Net Increase in
   Net Assets Resulting
   from Operations .............     $   183,809    $   803,806    $ 1,743,318    $ 1,421,216
                                     ===========    ===========    ===========    ===========

----------
*Date of commencement of operations.

                             See accompanying notes

Statements of Changes in Net Assets


                                              Delaware Tax-Free           Delaware Tax-Free
                                                 Idaho Fund                   Iowa Fund
---------------------------------------------------------------------------------------------------
                                                    Year                         Year
                                                    Ended                        Ended
                                            8/31/00       8/31/99         8/31/00     8/31/99
Increase (Decrease) in Net Assets
   from Operations:
Net investment income ...............   $  2,524,203   $ 2,362,432     $ 1,915,247  $ 1,928,680
Net realized gain (loss)
   on investments ...................       (692,218)        3,735        (216,374)       4,469
Net change in unrealized
   appreciation/depreciation
   of investments ...................       (716,378)   (3,206,434)        399,990   (2,113,084)
                                        ------------   -----------     -----------  -----------
Net increase (decrease) in net
   assets resulting from operations .      1,115,607      (840,267)      2,098,863     (179,935)
                                        ------------   -----------     -----------  -----------
Distributions to Shareholders from:
Net investment income:
   A Class ..........................     (1,939,836)   (1,935,872)     (1,696,047)  (1,719,461)
   B Class ..........................       (431,046)     (335,490)       (173,059)    (162,016)
   C Class ..........................       (153,321)      (87,683)        (46,141)     (47,203)
Net realized gain on investments:
   A Class ..........................             --            --              --           --
   B Class ..........................             --            --              --           --
   C Class ..........................             --            --              --           --
                                        ------------   -----------     -----------  -----------
                                          (2,524,203)   (2,359,045)     (1,915,247)  (1,928,680)
                                        ------------   -----------     -----------  -----------
Capital Share Transactions:
Proceeds from shares sold:
   A Class ..........................      5,863,998     9,856,564       2,070,371    3,458,664
   B Class ..........................      1,446,362     4,177,758         353,088    1,357,796
   C Class ..........................      1,379,931     2,255,562         184,552      552,911
Net asset value of shares issued upon
   reinvestment of distributions from
   net investment income and net
   realized gain on investments:
   A Class ..........................      1,278,316     1,311,933       1,031,221    1,076,296
   B Class ..........................        299,810       223,743         116,259      107,503
   C Class ..........................        128,899        71,289          30,753       31,942
                                        ------------   -----------     -----------  -----------
                                          10,397,316    17,896,849       3,786,244    6,585,112
                                        ------------   -----------     -----------  -----------
Cost of shares repurchased:
   A Class ..........................    (15,599,767)   (4,222,098)     (4,942,722)  (4,250,442)
   B Class ..........................     (1,438,763)   (1,125,972)     (1,468,301)    (557,678)
   C Class ..........................     (1,244,581)     (475,466)       (402,596)    (444,977)
                                        ------------   -----------     -----------  -----------
                                         (18,283,111)   (5,823,536)     (6,813,619)  (5,253,097)
                                        ------------   -----------     -----------  -----------
Increase (decrease) in net assets
   derived from capital share
   transactions .....................     (7,885,795)   12,073,313      (3,027,375)   1,332,015
                                        ------------   -----------     -----------  -----------
Net Increase (Decrease) in
   Net Assets .......................     (9,294,391)    8,874,001      (2,843,759)    (776,600)
Net Assets:
Beginning of period .................     57,909,876    49,035,875      43,703,122   44,479,722
                                        ------------   -----------     -----------  -----------
End of period .......................   $ 48,615,485   $57,909,876     $40,859,363  $43,703,122
                                        ============   ===========     ===========  ===========

[RESTUBBED]

                                               Delaware Tax-Free              Delaware Tax-Free
                                                  Kansas Fund                Missouri Insured Fund
--------------------------------------------------------------------------------------------------------
                                                      Year                           Year
                                                      Ended                          Ended
                                              8/31/00        8/31/99        8/31/00          8/31/99
Increase (Decrease) in Net Assets
   from Operations:
Net investment income ...............      $    739,446    $   798,618    $ 2,355,006     $  2,502,675
Net realized gain (loss)
   on investments ...................          (296,860)       (39,464)       (87,531)          71,644
Net change in unrealized
   appreciation/depreciation
   of investments ...................            89,369       (743,441)        10,088       (2,815,501)
                                           ------------    -----------    -----------     ------------
Net increase (decrease) in net
   assets resulting from operations .           531,955         15,713      2,277,563         (241,182)
                                           ------------    -----------    -----------     ------------
Distributions to Shareholders from:
Net investment income:
   A Class ..........................          (547,042)      (605,332)    (1,927,970)      (2,067,634)
   B Class ..........................          (185,735)      (178,626)      (417,005)        (427,632)
   C Class ..........................           (13,849)        (7,598)       (10,031)          (7,409)
Net realized gain on investments:
   A Class ..........................                --        (38,685)            --               --
   B Class ..........................                --        (12,054)            --               --
   C Class ..........................                --           (373)            --               --
                                           ------------    -----------    -----------     ------------
                                               (746,626)      (842,668)    (2,355,006)      (2,502,675)
                                           ------------    -----------    -----------     ------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class ..........................           853,139      2,372,007      3,547,699        1,609,116
   B Class ..........................           335,246      1,912,350        610,801          511,000
   C Class ..........................           209,997        354,261        245,055          172,422
Net asset value of shares issued upon
   reinvestment of distributions from
   net investment income and net
   realized gain on investments:
   A Class ..........................           281,972        317,555        952,977        1,064,643
   B Class ..........................           131,047        131,928        249,057          257,250
   C Class ..........................            12,137          6,220          6,302            4,334
                                           ------------    -----------    -----------     ------------
                                              1,823,538      5,094,321      5,611,891        3,618,765
                                           ------------    -----------    -----------     ------------
Cost of shares repurchased:
   A Class ..........................        (2,094,780)    (3,158,135)    (8,448,629)      (5,087,919)
   B Class ..........................        (1,433,535)      (596,102)    (1,371,685)        (970,200)
   C Class ..........................          (314,198)       (15,377)      (143,816)         (44,506)
                                           ------------    -----------    -----------     ------------
                                             (3,842,513)    (3,769,614)    (9,964,130)      (6,102,625)
                                           ------------    -----------    -----------     ------------
Increase (decrease) in net assets
   derived from capital share
   transactions .....................        (2,018,975)     1,324,707     (4,352,239)      (2,483,860)
                                           ------------    -----------    -----------     ------------
Net Increase (Decrease) in
   Net Assets .......................        (2,233,646)       497,752     (4,429,682)      (5,227,717)
Net Assets:
Beginning of period .................        16,866,410     16,368,658     53,139,881       58,367,598
                                           ------------    -----------    -----------     ------------
End of period .......................      $ 14,632,764    $16,866,410    $48,710,199     $ 53,139,881
                                           ============    ===========    ===========     ============

                             See accompanying notes

                                           Delaware
                                       Montana Municipal     Delaware Tax-Free
                                           Bond Fund         North Dakota Fund
------------------------------------------------------------------------------------
                                           11/2/99*               Year
                                             to                   Ended
                                           8/31/00        8/31/00         8/31/99
Increase (Decrease) in Net Assets
   from Operations:
Net investment income ...............   $    81,923   $  1,327,314    $  1,455,799
Net realized gain (loss)
   on investments ...................         7,544        (33,235)          8,108
Net change in unrealized
   appreciation/depreciation
   of investments ...................        94,342       (490,273)     (1,549,466)
                                        -----------   ------------    ------------
Net increase (decrease) in
   net assets resulting
   from operations ..................       183,809        803,806         (85,559)
                                        -----------   ------------    ------------
Distributions to Shareholders from:
Net investment income:
   A Class ..........................       (49,840)    (1,270,341)     (1,406,694)
   B Class ..........................       (25,838)       (42,773)        (43,161)
   C Class ..........................        (8,169)       (14,200)         (5,944)
Net realized gain on investments:
   A Class ..........................            --             --        (110,320)
   B Class ..........................            --             --          (3,890)
   C Class ..........................            --             --            (110)
                                        -----------   ------------    ------------
                                            (83,847)    (1,327,314)     (1,570,119)
                                        -----------   ------------    ------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class ..........................     1,875,162        306,580       1,440,696
   B Class ..........................     1,280,668         82,402         208,846
   C Class ..........................       331,425             62         304,077
Net asset value of shares issued upon
   reinvestment of distributions from
   net investment income and net
   realized gain on investments:
   A Class ..........................        40,880        777,635         910,805
   B Class ..........................        16,536         23,626          26,551
   C Class ..........................         3,752         14,095           5,787
                                        -----------   ------------    ------------
                                          3,548,423      1,204,400       2,896,762
                                        -----------   ------------    ------------
Cost of shares repurchased:
   A Class ..........................        (5,028)    (4,884,665)     (4,235,735)
   B Class ..........................            --       (224,582)       (107,320)
   C Class ..........................            --         (3,990)         (1,454)
                                        -----------   ------------    ------------
                                             (5,028)    (5,113,237)     (4,344,509)
                                        -----------   ------------    ------------
Increase (decrease) in net assets
   derived from capital share
   transactions .....................     3,543,395     (3,908,837)     (1,447,747)
                                        -----------   ------------    ------------
Net Increase (Decrease) in
   Net Assets .......................     3,643,357     (4,432,345)     (3,103,425)
Net Assets:
Beginning of period .................            --     28,402,142      31,505,567
                                        -----------   ------------    ------------
End of period .......................   $ 3,643,357   $ 23,969,797    $ 28,402,142
                                        ===========   ============    ============

[RESTUBBED]


                                                Delaware Tax-Free                Delaware Tax-Free
                                               Oregon Insured Fund               Wisconsin Fund
------------------------------------------------------------------------------------------------------
                                                      Year                            Year
                                                     Ended                            Ended
                                              8/31/00     8/31/99             8/31/00         8/31/99
Increase (Decrease) in Net Assets
   from Operations:
Net investment income ...............     $  1,552,960    $  1,540,396    $  1,652,329    $  1,773,222
Net realized gain (loss)
   on investments ...................         (239,493)         19,477        (745,668)        (13,496)
Net change in unrealized
   appreciation/depreciation
   of investments ...................          429,851      (2,333,795)        514,555      (2,175,827)
                                          ------------    ------------    ------------    ------------
Net increase (decrease) in
   net assets resulting
   from operations ..................        1,743,318        (773,922)      1,421,216        (416,101)
                                          ------------    ------------    ------------    ------------
Distributions to Shareholders from:
Net investment income:
   A Class ..........................       (1,169,328)     (1,225,917)     (1,467,100)     (1,605,902)
   B Class ..........................         (313,843)       (261,267)       (127,770)       (112,132)
   C Class ..........................          (69,789)        (53,212)        (57,459)        (55,188)
Net realized gain on investments:
   A Class ..........................               --              --              --              --
   B Class ..........................               --              --              --              --
   C Class ..........................               --              --              --              --
                                          ------------    ------------    ------------    ------------
                                            (1,552,960)     (1,540,396)     (1,652,329)     (1,773,222)
                                          ------------    ------------    ------------    ------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class ..........................        1,386,611       7,214,292       1,712,261       4,882,591
   B Class ..........................          556,822       2,756,229         654,207       1,147,384
   C Class ..........................          706,434         722,342          76,538         554,885
Net asset value of shares issued upon
   reinvestment of distributions from
   net investment income and net
   realized gain on investments:
   A Class ..........................          687,158         734,060         894,596         905,575
   B Class ..........................          154,432         141,931          73,331          67,376
   C Class ..........................           45,010          39,399          50,306          48,880
                                          ------------    ------------    ------------    ------------
                                             3,536,467      11,608,253       3,461,239       7,606,691
                                          ------------    ------------    ------------    ------------
Cost of shares repurchased:
   A Class ..........................       (6,993,486)     (3,023,459)     (7,069,217)     (4,934,768)
   B Class ..........................       (1,290,084)       (441,663)       (679,078)       (457,430)
   C Class ..........................         (758,470)        (54,713)       (251,822)       (292,994)
                                          ------------    ------------    ------------    ------------
                                            (9,042,040)     (3,519,835)     (8,000,117)     (5,685,192)
                                          ------------    ------------    ------------    ------------
Increase (decrease) in net assets
   derived from capital share
   transactions .....................       (5,505,573)      8,088,418      (4,538,878)      1,921,499
                                          ------------    ------------    ------------    ------------
Net Increase (Decrease) in
   Net Assets .......................       (5,315,215)      5,774,100      (4,769,991)       (267,824)
Net Assets:
Beginning of period .................       37,120,435      31,346,335      38,125,063      38,392,887
                                          ------------    ------------    ------------    ------------
End of period .......................     $ 31,805,220    $ 37,120,435    $ 33,355,072    $ 38,125,063
                                          ============    ============    ============    ============

----------
*Date of commencement of operations.

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Idaho Fund - A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year     Eight Months    Year        Year       Period
                                                               Ended       Ended        Ended       Ended       Ended     1/4/95(3)
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(2)   12/31/96  to 12/31/95
Net asset value, beginning of period .....................    $10.940     $11.560      $11.450     $10.910      $11.020     $10.000

Income (loss) from investment operations:
  Net investment income ..................................      0.541       0.517        0.356       0.551        0.580       0.600
  Net realized and unrealized gain
   (loss) on investments .................................     (0.210)     (0.620)       0.115       0.552       (0.120)      1.100
                                                             ----------------------------------------------------------------------
  Total from investment operations .......................      0.331      (0.103)       0.471       1.103        0.460       1.700
                                                             ----------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net
    investment income ....................................     (0.541)     (0.517)      (0.356)     (0.563)      (0.570)     (0.600)
  Distributions from net realized
    gain on investments ..................................          -           -       (0.005)      -            -          (0.080)
                                                             ----------------------------------------------------------------------
Total dividends and distributions ........................     (0.541)     (0.517)      (0.361)     (0.563)      (0.570)     (0.680)
                                                             ----------------------------------------------------------------------

Net asset value, end of period ...........................    $10.730     $10.940      $11.560     $11.450      $10.910     $11.020
                                                             ======================================================================

Total return(4) ..........................................      3.25%      (0.99%)       4.19%      10.41%        4.36%      17.48%

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) ........................................    $34,674     $44,299      $39,843     $33,788      $27,684     $13,540
  Ratio of expenses to
    average net assets ...................................      1.00%       1.00%        0.95%       0.87%        0.60%       0.26%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly .............................      1.09%       1.04%        1.02%       1.02%        1.10%       1.25%
  Ratio of net investment income to
    average net assets ...................................      5.13%       4.52%        4.65%       4.98%        5.29%       5.24%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly .........................      5.04%       4.48%        4.58%       4.83%        4.79%       4.25%
  Portfolio turnover .....................................        10%          2%           8%         19%          35%         42%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Idaho Fund - B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year     Eight Months    Year        Year       Period
                                                               Ended       Ended        Ended       Ended       Ended    3/16/95(3)
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(2)   12/31/96  to 12/31/95
Net asset value, beginning of period ....................     $10.920     $11.550      $11.440     $10.890      $11.010     $10.500

Income (loss) from investment operations:
  Net investment income .................................       0.462       0.432        0.298       0.487        0.520       0.420
  Net realized and unrealized gain
   (loss) on investments ................................      (0.200)     (0.630)       0.117       0.560       (0.130)      0.590
                                                             ----------------------------------------------------------------------
  Total from investment operations ......................       0.262      (0.198)       0.415       1.047        0.390       1.010
                                                             ----------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net
    investment income ...................................      (0.462)     (0.432)      (0.300)     (0.497)      (0.510)     (0.420)
  Distributions from net realized
    gain on investments .................................           -           -       (0.005)          -            -      (0.080)
                                                             ----------------------------------------------------------------------
Total dividends and distributions .......................      (0.462)     (0.432)      (0.305)     (0.497)      (0.510)     (0.500)
                                                             ----------------------------------------------------------------------

Net asset value, end of period ..........................     $10.720     $10.920      $11.550     $11.440      $10.890     $11.010
                                                             ======================================================================

Total return(4) .........................................       2.58%      (1.82%)       3.68%       9.87%        3.75%       9.86%

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) .......................................     $10,320     $10,199       $7,474      $6,827       $4,945      $1,977
  Ratio of expenses to
    average net assets ..................................       1.75%       1.75%        1.70%       1.46%        1.11%       0.79%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ............................       1.84%       1.79%        1.77%       1.61%        1.85%       1.90%
  Ratio of net investment income to
    average net assets ..................................       4.38%       3.77%        3.90%       4.39%        4.78%       4.68%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ........................       4.29%       3.73%        3.83%       4.24%        4.04%       3.57%
  Portfolio turnover ....................................         10%          2%           8%         19%          35%         42%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Tax-Free Idaho Fund - C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year     Eight Months    Year        Year       Period
                                                               Ended       Ended        Ended       Ended       Ended    1/11/95(3)
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(2)   12/31/96  to 12/31/95
Net asset value, beginning of period .....................    $10.920     $11.550      $11.430     $10.900      $11.020     $10.040

Income (loss) from investment operations:
  Net investment income ..................................      0.462       0.432        0.302       0.459        0.500       0.500
  Net realized and unrealized gain
   (loss) on investments .................................     (0.200)     (0.630)       0.123       0.549       (0.130)      1.060
                                                             ----------------------------------------------------------------------
  Total from investment operations .......................      0.262      (0.198)       0.425       1.008        0.370       1.560
                                                             ----------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net
   investment income .....................................     (0.462)     (0.432)      (0.300)     (0.478)      (0.490)     (0.500)
  Distributions from net realized
   gain on investments ...................................          -           -       (0.005)          -            -      (0.080)
                                                             ----------------------------------------------------------------------
Total dividends and distributions ........................     (0.462)     (0.432)      (0.305)     (0.478)      (0.490)     (0.580)
                                                             ----------------------------------------------------------------------

Net asset value, end of period ...........................    $10.720     $10.920      $11.550     $11.430      $10.900     $11.020
                                                             ======================================================================

Total return(4) ..........................................      2.58%      (1.82%)       3.77%       9.49%        3.48%      15.81%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) .........................................     $3,621      $3,411       $1,719      $1,125         $822        $789
  Ratio of expenses to
   average net assets ....................................      1.75%       1.75%        1.70%       1.62%        1.33%       1.05%
  Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly ..............................      1.84%       1.79%        1.77%       1.77%        1.82%       2.00%
  Ratio of net investment income to
   average net assets ....................................      4.38%       3.77%        3.90%       4.23%        4.57%       4.48%
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly ..........................      4.29%       3.73%        3.83%       4.08%        4.08%       3.53%
  Portfolio turnover .....................................        10%          2%           8%         19%          35%         42%

---------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free Iowa Fund - A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year     Eight Months    Year        Year       Year
                                                               Ended       Ended        Ended       Ended       Ended      Ended
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(2)   12/31/96   12/31/95
Net asset value, beginning of period ....................      $9.700     $10.160      $10.060      $9.620       $9.830      $8.560

Income (loss) from investment operations:
  Net investment income .................................       0.447       0.440        0.294       0.449        0.440       0.450
  Net realized and unrealized gain
   (loss) on investments ................................       0.050      (0.460)       0.100       0.440       (0.210)      1.290
                                                             ----------------------------------------------------------------------
  Total from investment operations ......................       0.497      (0.020)       0.394       0.889        0.230       1.740
                                                             ----------------------------------------------------------------------
Less dividends:
  Dividends from net
   investment income ....................................      (0.447)     (0.440)      (0.294)     (0.449)      (0.440)     (0.470)
                                                             ----------------------------------------------------------------------
  Total dividends .......................................      (0.447)     (0.440)      (0.294)     (0.449)      (0.440)     (0.470)
                                                             ----------------------------------------------------------------------

Net asset value, end of period ..........................      $9.750      $9.700      $10.160     $10.060       $9.620      $9.830
                                                             ======================================================================

Total return(3) .........................................       5.35%      (0.26%)       3.98%       9.49%        2.56%      20.80%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) ........................................     $36,136     $37,807      $39,345     $38,343      $40,037     $42,374
  Ratio of expenses to
   average net assets ...................................       1.01%       1.00%        0.96%       0.91%        0.92%       0.72%
  Ratio of expenses to average net assets
   prior to expense limitation
   and expenses paid indirectly .........................       1.16%       1.08%        1.06%       0.97%        1.06%       1.06%
  Ratio of net investment income to
   average net assets ...................................       4.71%       4.36%        4.38%       4.62%        4.68%       4.88%
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly .........................       4.56%       4.28%        4.28%       4.56%        4.54%       4.54%
  Portfolio turnover ....................................          0%          2%          13%         14%          14%         21%

-------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free Iowa Fund - B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year     Eight Months    Year        Year       Period
                                                               Ended       Ended        Ended       Ended       Ended     3/24/95(3)
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(2)   12/31/96  to 12/31/95
Net asset value, beginning of period .....................     $9.700     $10.160      $10.060      $9.610       $9.830      $9.180

Income (loss) from investment operations:
  Net investment income ..................................      0.376       0.363        0.243       0.366        0.380       0.310
  Net realized and unrealized gain
   (loss) on investments .................................      0.050      (0.460)       0.100       0.457       (0.220)      0.640
                                                             ----------------------------------------------------------------------
  Total from investment operations .......................      0.426      (0.097)       0.343       0.823        0.160       0.950
                                                             ----------------------------------------------------------------------
Less dividends:
  Dividends from net
   investment income .....................................     (0.376)     (0.363)      (0.243)     (0.373)      (0.380)     (0.300)
                                                             ----------------------------------------------------------------------
Total dividends ..........................................     (0.376)     (0.363)      (0.243)     (0.373)      (0.380)     (0.300)
                                                             ----------------------------------------------------------------------

Net asset value, end of period ...........................     $9.750      $9.700      $10.160     $10.060       $9.610      $9.830
                                                             ======================================================================

Total return(4) ..........................................      4.56%      (1.03%)       3.46%       8.75%        1.76%      10.62%

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) ........................................     $3,616      $4,600       $3,910      $2,910       $1,645        $819
  Ratio of expenses to average
   net assets ............................................      1.76%       1.75%        1.71%       1.67%        1.61%       1.28%
  Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly ..............................      1.91%       1.83%        1.81%       1.73%        1.81%       1.65%
  Ratio of net investment income to
   average net assets ....................................      3.96%       3.61%        3.63%       3.86%        3.97%       4.06%
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly ..........................      3.81%       3.53%        3.53%       3.80%        3.77%       3.69%
  Portfolio turnover .....................................         0%          2%          13%         14%          14%         21%

-------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free Iowa Fund - C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year     Eight Months    Year        Year       Period
                                                               Ended       Ended        Ended       Ended       Ended      1/4/95(3)
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(2)   12/31/96  to 12/31/95
Net asset value, beginning of period .....................     $9.700     $10.160      $10.060      $9.610       $9.830      $8.550

Income (loss) from investment operations:
  Net investment income ..................................      0.376       0.363        0.243       0.360        0.360       0.370
  Net realized and unrealized gain
   (loss) on investments .................................      0.050      (0.460)       0.100       0.456       (0.220)      1.280
                                                             ----------------------------------------------------------------------
  Total from investment operations .......................      0.426      (0.097)       0.343       0.816        0.140       1.650
                                                             ----------------------------------------------------------------------
Less dividends:
  Dividends from net investment
   income ................................................     (0.376)     (0.363)      (0.243)     (0.366)      (0.360)     (0.370)
                                                             ----------------------------------------------------------------------
Total dividends ..........................................     (0.376)     (0.363)      (0.243)     (0.366)      (0.360)     (0.370)
                                                             ----------------------------------------------------------------------

Net asset value, end of period ...........................     $9.750      $9.700      $10.160     $10.060       $9.610      $9.830
                                                             ======================================================================

Total return(4) ..........................................      4.57%      (1.03%)       3.46%       8.68%        1.56%      19.66%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) .........................................     $1,107      $1,296       $1,225        $871         $670        $462
  Ratio of expenses to average
   net assets ............................................      1.76%       1.75%        1.71%       1.74%        1.75%       1.61%
  Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly ..............................      1.91%       1.83%        1.81%       1.80%        1.81%       1.72%
  Ratio of net investment income to
   average net assets ....................................      3.96%       3.61%        3.63%       3.79%        3.82%       3.74%
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly ..........................      3.81%       3.53%        3.53%       3.73%        3.76%       3.63%
  Portfolio turnover .....................................         0%          2%          13%         14%          14%         21%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free Kansas Fund - A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year     Eight Months    Year        Year       Year
                                                               Ended       Ended        Ended       Ended       Ended      Ended
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(2)   12/31/96   12/31/95
Net asset value, beginning of period .....................    $10.640     $11.160      $11.060     $10.560      $10.730     $ 9.500

Income (loss) from investment
  operations:
  Net investment income ..................................      0.532       0.538        0.351       0.526        0.520       0.560
  Net realized and unrealized gain
    (loss) on investments ................................     (0.115)     (0.491)       0.100       0.506       (0.170)      1.220
                                                             ----------------------------------------------------------------------
  Total from investment operations .......................      0.417       0.047        0.451       1.032        0.350       1.780
                                                             ----------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net
    investment income ....................................     (0.537)     (0.534)      (0.351)     (0.532)      (0.520)     (0.550)
  Distributions from net realized
    gain on investments ..................................          -      (0.033)           -           -            -           -
                                                             ----------------------------------------------------------------------
  Total dividends and distributions ......................     (0.537)     (0.567)      (0.351)     (0.532)      (0.520)     (0.550)
                                                             ----------------------------------------------------------------------

Net asset value, end of period ...........................    $10.520     $10.640      $11.160     $11.060      $10.560     $10.730
                                                             ======================================================================

Total return(3) ..........................................      4.14%       0.35%        4.14%      10.06%        3.43%      19.13%

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) ........................................    $10,392     $11,498      $12,548     $10,663      $10,176     $10,677
  Ratio of expenses to average
    net assets ...........................................      1.01%       0.98%        0.89%       0.84%        0.83%       0.37%
  Ratio of expenses to average net
    assets prior to expense limitation
    and expenses paid indirectly .........................      1.26%       1.06%        0.99%       1.03%        1.21%       1.11%
  Ratio of net investment income to
    average net assets ...................................      5.15%       4.86%        4.75%       4.92%        4.97%       5.32%
  Ratio of net investment income to
    average net assets prior to
    expense limitation and
    expenses paid indirectly .............................      4.90%       4.78%        4.65%       4.73%        4.59%       4.58%
  Portfolio turnover .....................................        24%         28%          40%         30%          56%         19%

-----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free Kansas Fund - B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year     Eight Months    Year        Year       Period
                                                               Ended       Ended        Ended       Ended       Ended     4/8/95(3)
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(2)   12/31/96  to 12/31/95
Net asset value, beginning of period .....................    $10.650     $11.180      $11.080     $10.570      $10.740     $10.190

Income (loss) from investment operations:
  Net investment income ..................................      0.456       0.455        0.296       0.440        0.450       0.340
  Net realized and unrealized gain
   (loss) on investments .................................     (0.107)     (0.501)       0.099       0.516       (0.170)      0.540
                                                             ----------------------------------------------------------------------
  Total from investment operations .......................      0.349      (0.046)       0.395       0.956        0.280       0.880
                                                             ----------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net
   investment income .....................................     (0.459)     (0.451)      (0.295)     (0.446)      (0.450)     (0.330)
  Distributions from net realized gain
   on investments ........................................          -      (0.033)           -           -            -           -
                                                             ----------------------------------------------------------------------
  Total dividends and distributions ......................     (0.459)     (0.484)      (0.295)     (0.446)      (0.450)     (0.330)
                                                             ----------------------------------------------------------------------

Net asset value, end of period ...........................    $10.540     $10.650      $11.180     $11.080      $10.570     $10.740
                                                             ======================================================================

Total return(4) ..........................................      3.45%      (0.49%)       3.62%       9.28%        2.69%       8.76%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) .........................................     $3,879      $4,910       $3,694      $3,452       $2,402        $677
  Ratio of expenses to average
   net assets ............................................      1.76%       1.73%        1.64%       1.61%        1.61%       0.94%
  Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly ..............................      2.01%       1.81%        1.74%       1.80%        2.00%       1.68%
  Ratio of net investment income to
   average net assets ....................................      4.40%       4.11%        4.00%       4.15%        4.16%       4.63%
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly ..........................      4.15%       4.03%        3.90%       3.96%        3.77%       3.89%
  Portfolio turnover .....................................        24%         28%          40%         30%          56%         19%

-------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free Kansas Fund - C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year     Eight Months    Year        Year       Period
                                                               Ended       Ended        Ended       Ended       Ended     4/12/95(3)
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(2)   12/31/96  to 12/31/95
Net asset value, beginning of period .....................    $10.640     $11.160      $11.050     $10.550      $10.720     $10.200

Income (loss) from investment operations:
  Net investment income ..................................      0.456       0.453        0.296       0.439        0.430       0.320
  Net realized and unrealized gain
   (loss) on investments .................................     (0.106)     (0.490)       0.110       0.504       (0.170)      0.510
                                                             ----------------------------------------------------------------------
  Total from investment operations .......................      0.350      (0.037)       0.406       0.943        0.260       0.830
                                                             ----------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net
   investment income .....................................     (0.460)     (0.450)      (0.296)     (0.443)      (0.430)     (0.310)
  Distributions from net realized gain
   on investments ........................................          -      (0.033)           -           -            -           -
                                                             ----------------------------------------------------------------------
  Total dividends and distributions ......................     (0.460)     (0.483)      (0.296)     (0.443)      (0.430)     (0.310)
                                                             ----------------------------------------------------------------------

Net asset value, end of period ...........................    $10.530     $10.640      $11.160     $11.050      $10.550     $10.720
                                                             ======================================================================

Total return(4) ..........................................      3.46%      (0.40%)       3.72%       9.17%        2.52%       8.29%

Ratios and supplemental data:
  Net assets, end of period
   (000 omitted) .........................................       $362        $458         $127        $108          $90         $40
  Ratio of expenses to average
   net assets ............................................      1.76%       1.73%        1.64%       1.64%        1.77%       1.27%
  Ratio of expenses to average net
   assets prior to expense limitation
   and expenses paid indirectly ..........................      2.01%       1.81%        1.74%       1.83%        2.00%       1.79%
  Ratio of net investment income to
   average net assets ....................................      4.40%       4.11%        4.00%       4.12%        4.02%       4.21%
  Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly ..........................      4.15%       4.03%        3.90%       3.93%        3.79%       3.69%
  Portfolio turnover .....................................        24%         28%          40%         30%          56%         19%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Notes to Financial Statements

August 31, 2000
--------------------------------------------------------------------------------
Delaware Tax-Free Kansas Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund are series of Voyageur Investment Trust which is organized as a Massachusetts business trust. Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Montana Municipal Bond Fund, and Delaware Tax-Free Wisconsin Fund are series of Voyageur Mutual Funds which is organized as a Delaware business trust, and Delaware Tax-Free North Dakota Fund is a series within the Voyageur Tax-Free Funds which is organized as a Delaware business trust. Each series is referred to as a "Fund" or collectively as the "Funds" and is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds offer three classes of shares. The A Class carries a maximum front-end sales charge of 3.75%. The B Class carries a back-end deferred sales charge and the C Class carries a level load deferred sales charge.

The Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Montana Municipal Bond Fund, Delaware Tax-Free North Dakota Fund, and Delaware Tax-Free Wisconsin Fund seek high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund seek high current income free from both federal and state income taxes by investing in insured municipal bonds. The Delaware Tax-Free Kansas Fund seeks high current income free from both federal and state income taxes and local intangibles tax by investing in investment grade municipal bonds.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

Federal Income Taxes - Each Fund intends to qualify or to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay such dividends monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. The expenses paid under the above arrangement are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the period ended August 31, 2000 are as follows:

Delaware Tax-Free Idaho Fund ............................ $1,177
Delaware Tax-Free Iowa Fund ............................. $  956
Delaware Tax-Free Kansas Fund ........................... $  346
Delaware Tax-Free Missouri Insured Fund ................. $1,148
Delaware Montana Municipal Bond Fund .................... $  216
Delaware Tax-Free North Dakota Fund ..................... $  592
Delaware Tax-Free Oregon Insured Fund ................... $  769
Delaware Tax-Free Wisconsin Fund ........................ $  785

August 31, 2000
--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, each Fund pays Delaware Management Company (DMC), the Investment Manager, an annual fee which is calculated daily based on the net assets of each Fund. The following are the management fees as a percentage of average daily net assets for each respective Fund:

                                            On the first   On the next    On the next    In excess of
                                            $500 million   $500 million   $1.5 billion   $2.5 billion
                                            ---------------------------------------------------------
Delaware Tax-Free Idaho Fund                   0.55%          0.50%           0.45%         0.425%
Delaware Tax-Free Iowa Fund                    0.55%          0.50%           0.45%         0.425%
Delaware Tax-Free Kansas Fund                  0.55%          0.50%           0.45%         0.425%
Delaware Tax-Free Missouri Insured Fund        0.50%          0.475%          0.45%         0.425%
Delaware Montana Municipal Bond Fund           0.55%          0.50%           0.45%         0.425%
Delaware Tax-Free North Dakota Fund            0.55%          0.50%           0.45%         0.425%
Delaware Tax-Free Oregon Insured Fund          0.50%          0.475%          0.45%         0.425%
Delaware Tax-Free Wisconsin Fund               0.55%          0.50%           0.45%         0.425%

DMC has elected to waive its fee and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses, exceed the following percentages of average daily net assets through October 31, 2001.

The waiver rates for the period ended August 31, 2000 are as follows:

                                                         Operating expense
                                                     limitation as a percentage
                                                         of average daily
                                                       net assets (per annum)
                                                     --------------------------
Delaware Tax-Free Idaho Fund                                    0.75%
Delaware Tax-Free Iowa Fund                                     0.75%
Delaware Tax-Free Kansas Fund                                   0.75%
Delaware Tax-Free Missouri Insured Fund                          N/A
Delaware Montana Municipal Bond Fund                            0.50%
Delaware Tax-Free North Dakota Fund                              N/A
Delaware Tax-Free Oregon Insured Fund                           0.60%
Delaware Tax-Free Wisconsin Fund                                0.75%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Funds pay DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

At August 31, 2000, the Funds had liabilities payable to affiliates as follows:

                                                                  Dividend disbursing,
                                               Investment      Transfer agent, accounting       Other expenses
                                             management fees    fees and other expenses         payable to DMC
                                             payable to DMC         payable to DSC              and affiliates
   -----------------------------------------------------------------------------------------------------------
Delaware Tax-Free Idaho Fund                           -                $6,279                     $19,498
Delaware Tax-Free Iowa Fund                       $9,346                 6,705                      16,624
Delaware Tax-Free Kansas Fund                      4,552                 2,550                      11,505
Delaware Tax-Free Missouri Insured Fund           10,605                 7,173                      19,498
Delaware Montana Municipal Bond Fund                   -                 7,439                      12,063
Delaware Tax-Free North Dakota Fund               15,089                 3,947                      11,692
Delaware Tax-Free Oregon Insured Fund              5,487                 4,772                      12,906
Delaware Tax-Free Wisconsin Fund                   4,741                 4,889                      13,686

August 31, 2000
--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (continued) Pursuant to the Distribution Agreement, each Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes.

For the period ended August 31, 2000, commissions earned by DDLP on sales of each Fund's A Class shares were as follows:

   Delaware Tax-Free Idaho Fund .........................  $9,682
   Delaware Tax-Free Iowa Fund ..........................   8,541
   Delaware Tax-Free Kansas Fund ........................   3,731
   Delaware Tax-Free Missouri Insured Fund ..............   4,399
   Delaware Montana Municipal Bond Fund .................     498
   Delaware Tax-Free North Dakota Fund ..................     646
   Delaware Tax-Free Oregon Insured Fund ................   4,107
   Delaware Tax-Free Wisconsin Fund .....................   7,062

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments
During the period ended August 31, 2000, the Funds made purchases and sales of investment securities other than temporary cash investments as follows:

                             Delaware    Delaware    Delaware    Delaware     Delaware      Delaware     Delaware       Delaware
                             Tax-Free    Tax-Free    Tax-Free    Tax-Free     Montana       Tax-Free     Tax-Free       Tax-Free
                              Idaho        Iowa       Kansas     Missouri     Municipal   North Dakota Oregon Insured   Wisconsin
                              Fund         Fund        Fund     Insured Fund  Bond Fund       Fund         Fund           Fund
                           ---------------------------------------------------------------------------------------------------------
Purchases ............     $5,145,070    $174,000   $3,482,180    $454,980    $5,872,589   $1,761,109    $       -     $1,935,163
Sales ................     10,338,182   3,984,576    4,742,867   4,845,502     2,423,887    5,130,425    4,193,538      7,696,474

At August 31, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                             Delaware    Delaware    Delaware     Delaware     Delaware      Delaware     Delaware       Delaware
                             Tax-Free    Tax-Free    Tax-Free     Tax-Free     Montana       Tax-Free     Tax-Free       Tax-Free
                              Idaho        Iowa       Kansas      Missouri     Municipal   North Dakota Oregon Insured   Wisconsin
                              Fund         Fund        Fund      Insured Fund  Bond Fund       Fund         Fund           Fund
                           ---------------------------------------------------------------------------------------------------------
Cost of
Investments ..........     $48,529,249  $38,729,368 $13,965,803  $46,244,783  $3,456,680  $23,670,741   $30,710,148   $32,272,352
                           ---------------------------------------------------------------------------------------------------------
Aggregate
Unrealized
Appreciation .........        $780,834   $1,664,028    $590,805   $2,023,089     $94,597     $736,486    $1,235,989      $968,343

Aggregate
Unrealized
Depreciation .........      (1,673,542)    (245,458)   (136,729)    (183,054)       (255)    (611,628)     (562,916)     (299,166)
                           ---------------------------------------------------------------------------------------------------------
Net Unrealized
Appreciation
(Depreciation) .......       $(892,708)  $1,418,570    $454,076   $1,840,035     $94,342     $124,858      $673,073      $669,177
                           =========================================================================================================

August 31, 2000
--------------------------------------------------------------------------------
3. Investments (continued)
For federal income tax purposes, each Fund had accumulated capital losses at August 31, 2000 as follows:

                             Delaware    Delaware    Delaware    Delaware      Delaware     Delaware       Delaware
                             Tax-Free    Tax-Free    Tax-Free    Tax-Free      Tax-Free     Tax-Free       Tax-Free
                              Idaho        Iowa       Kansas     Missouri    North Dakota Oregon Insured   Wisconsin
                              Fund         Fund        Fund    Insured Fund      Fund         Fund           Fund
                           ------------------------------------------------------------------------------------------
Year of expiration 2002         $--      $969,615        $--       $    --          $--       $215,801      $128,938
Year of expiration 2003          --       368,235         --       209,612           --        158,365        64,926
Year of expiration 2004          --       168,308         --       525,264           --        218,468       229,647
Year of expiration 2005          --       117,934         --            --           --             --            --
Year of expiration 2006      44,632            --         --            --           --             --            --
Year of expiration 2007          --            --         --            --           --             --        53,540
Year of expiration 2008          --       133,882     49,427       187,782       16,837             --       422,454
                           ------------------------------------------------------------------------------------------
Total                       $44,632    $1,757,974    $49,427      $922,658      $16,837       $592,634   -  $899,505
                           =========================================================================================

4. Capital Shares
Transactions in capital shares were as follows:

                                            Delaware                 Delaware               Delaware                Delaware
                                            Tax-Free                 Tax-Free               Tax-Free           Tax-Free Missouri
                                           Idaho Fund                Iowa Fund             Kansas Fund            Insured Fund
                                   ------------------------  ----------------------   --------------------   ----------------------
                                              Year                     Year                   Year                    Year
                                              Ended                    Ended                  Ended                   Ended
                                      8/31/00       8/31/99     8/31/00     8/31/99    8/31/00     8/31/99    8/31/00       8/31/99
Shares sold:
   A Class .....................      552,603       859,702     217,604     341,908     82,455     213,539    349,266       149,789
   B Class .....................      136,768       366,423      37,082     134,546     32,372     172,332     60,617        47,604
   C Class .....................      131,600       198,983      19,292      54,506     20,247      32,553     24,320        15,875
Shares issued upon reinvestment
   of distributions from net
   investment income and net
   realized gain on investments:
   A Class .....................      121,535       114,940     108,586     106,955     27,280      28,696     94,053        98,821
   B Class .....................       28,556        19,655      12,214      10,686     12,657      11,924     24,584        23,890
   C Class .....................       12,286         6,278       3,241       3,179      1,170         564        620           404
                                   ----------    ----------  ----------  ----------   --------  ----------   --------    ----------
                                      983,348     1,565,981     398,019     651,780    176,181     459,608    553,460       336,383
Shares repurchased:
   A Class .....................   (1,492,781)     (370,113)   (518,863)   (423,067)  (203,299)   (285,048)  (832,478)     (471,038)
   B Class .....................     (136,088)      (99,593)   (152,719)    (55,825)  (137,989)    (53,746)  (135,474)      (89,897)
   C Class .....................     (118,333)      (41,822)    (42,678)    (44,536)   (30,090)     (1,377)   (14,124)       (4,175)
                                   ----------    ----------  ----------  ----------   --------  ----------   --------    ----------
                                   (1,747,202)     (511,528)   (714,260)   (523,428)  (371,378)   (340,171)  (982,076)     (565,110)
                                   ----------    ----------  ----------  ----------   --------  ----------   --------    ----------
Net increase (decrease) ........     (763,854)    1,054,453    (316,241)    128,352   (195,197)    119,437   (428,616)     (228,727)
                                   ==========    ==========  ==========  ==========   ========  ==========   ========    ==========

August 31, 2000
--------------------------------------------------------------------------------

4. Capital Shares (continued)

                                      Delaware             Delaware Tax-Free      Delaware Tax-Free             Delaware Tax-Free
                                  Montana Municipal          North Dakota           Oregon Insured                  Wisconsin
                                      Bond Fund                 Fund                     Fund                         Fund
                                  -----------------     --------------------      ---------------------       ----------------------
                                      11/2/99*                  Year                     Year                         Year
                                        to                      Ended                    Ended                        Ended
                                      8/31/00           8/31/00     8/31/99       8/31/00       8/31/99       8/31/00       8/31/99
Shares sold:
   A Class .....................      340,366            29,223     127,381       143,160       697,470       183,938       488,062
   B Class .....................      233,714             7,826      18,412        57,843       268,258        70,486       114,881
   C Class .....................       60,101                 6      26,760        73,692        69,203         8,266        55,257
Shares issued upon reinvestment
   of distributions from net
   investment income and net
   realized gain on investments:
   A Class .....................        7,378            74,060      80,736        71,654        71,190        96,125        90,957
   B Class .....................        2,989             2,250       2,356        16,104        13,777         7,887         6,775
   C Class .....................          678             1,343         521         4,696         3,828         5,389         4,896
                                   ----------          --------    --------    ----------    ----------    ----------    ----------
                                      645,226           114,708     256,166       367,149     1,123,726       372,091       760,828
                                   ----------          --------    --------    ----------    ----------    ----------    ----------
Shares repurchased:
   A Class .....................         (895)         (464,951)   (375,693)     (728,502)     (295,662)     (757,125)     (500,517)
   B Class .....................         --             (21,452)     (9,548)     (134,093)      (42,818)      (73,052)      (45,854)
   C Class .....................         --                (376)       (131)      (79,480)       (5,433)      (27,109)      (29,398)
                                   ----------          --------    --------    ----------    ----------    ----------    ----------
                                         (895)         (486,779)   (385,372)     (942,075)     (343,913)     (857,286)     (575,769)
                                   ----------          --------    --------    ----------    ----------    ----------    ----------
Net increase (decrease) ........      644,331          (372,071)   (129,206)     (574,926)      779,813      (485,195)      185,059
                                   ==========          ========    ========    ==========    ==========    ==========    ==========


*  Commencement of operations.

5. Lines of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2000, or at any time during the period.

6. Credit And Market Risk
The Funds concentrate their investments in securities mainly issued by each specific states' municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations.
These securities have been identified in the Statements of Net Assets.

August 31, 2000
--------------------------------------------------------------------------------
7. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2000, each Fund designates as long-term capital gains, ordinary income and tax-exempt distributions paid during the year as follows:

                              Delaware    Delaware    Delaware    Delaware     Delaware     Delaware     Delaware       Delaware
                              Tax-Free    Tax-Free    Tax-Free    Tax-Free     Montana      Tax-Free     Tax-Free       Tax-Free
                               Idaho        Iowa       Kansas     Missouri     Municipal  North Dakota Oregon Insured   Wisconsin
                               Fund         Fund        Fund    Insured Fund   Bond Fund      Fund         Fund           Fund
                            --------------------------------------------------------------------------------------------------------
(A)
Long-Term
Capital Gains
Distributions
(Tax Basis) ............         -           -            -           -            -           -            -                -

(B)
Ordinary Income
Distributions
(Tax Basis) ............         -           -            -           -            -           -            -                -

(C)
Tax-Exempt
Distributions
(Tax Basis) ............       100%        100%         100%        100%         100%        100%         100%             100%
                            --------------------------------------------------------------------------------------------------------
(D)
Total Distributions
(Tax Basis) ............       100%        100%         100%        100%         100%        100%         100%             100%
                            --------------------------------------------------------------------------------------------------------

(A), (B) and (C) are based on a percentage of each Fund's total distributions.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Voyageur Mutual Funds - Delaware Tax-Free Idaho Fund
Voyageur Mutual Funds - Delaware Tax-Free Iowa Fund
Voyageur Investment Trust - Delaware Tax-Free Kansas Fund
Voyageur Investment Trust - Delaware Tax-Free Missouri Insured Fund
Voyageur Mutual Funds - Delaware Montana Municipal Bond Fund
Voyageur Tax Free Funds - Delaware Tax-Free North Dakota Fund
Voyageur Investment Trust - Delaware Tax-Free Oregon Insured Fund
Voyageur Mutual Funds - Delaware Tax-Free Wisconsin Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Tax-Free Missouri Insured Fund, Delaware Montana Municipal Bond Fund, Delaware Tax-Free North Dakota Fund, Delaware Tax-Free Oregon Insured Fund and Delaware Tax-Free Wisconsin Fund (the "Funds") as of August 31, 2000, and the related statements of operations and statements of changes in net assets for each of the periods indicated therein, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000.These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds at August 31, 2000, the results of their operations and changes in their net assets for each of the periods indicated therein, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
October 6, 2000

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Tax-Free Idaho Fund, Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Tax-Free Missouri Insured Fund, Delaware Montana Municipal Bond Fund, Delaware Tax-Free North Dakota Fund, Delaware Tax-Free Oregon Insured Fund and Delaware Tax-Free Wisconsin Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for these Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                                 Charles E. Peck                              Investment Manager
                                                  Retired                                      Delaware Management Company
Wayne A. Stork                                    Fredericksburg, VA                           Philadelphia, PA
Chairman
Delaware Investments Family of Funds              Janet L. Yeomans                             International Affiliate
Philadelphia, PA                                  Vice President and Treasurer                 Delaware International Advisers Ltd.
                                                  3M Corporation                               London, England
Walter P. Babich                                  St. Paul, MN
Board Chairman                                                                                 National Distributor
Citadel Constructors, Inc.                        AFFILIATED OFFICERS                          Delaware Distributors, L.P.
King of Prussia, PA                                                                            Philadelphia, PA
                                                  Charles E. Haldeman, Jr.
David K. Downes                                   President and Chief Executive Officer        Shareholder Servicing, Dividend
President and Chief Executive Officer             Delaware Management Holdings, Inc.           Disbursing and Transfer Agent
Delaware Investments Family of Funds              Philadelphia, PA                             Delaware Service Company, Inc.
Philadelphia, PA                                                                               Philadelphia, PA
                                                  Richard J. Flannery
John H. Durham                                    Executive Vice President                     1818 Market Street
Private Investor                                  and General Counsel                          Philadelphia, PA 19103-3682
Horsham, PA                                       Delaware Investments Family of Funds
                                                  Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates            Bruce D. Barton
New York, NY                                      President and Chief Executive Officer
                                                  Delaware Distributors, L.P.
Ann R. Leven                                      Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN





(3871)                                                        Printed in the USA
AR-CORN [8/00] PPL 10/00                                                 (J6383)

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free Missouri Insured Fund - A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year    Eight Months    Year        Year         Year
                                                               Ended       Ended       Ended        Ended       Ended        Ended
                                                              8/31/00     8/31/99    8/31/98(1)  12/31/97(2)   12/31/96     12/31/95
Net asset value, beginning of period ......................   $10.340     $10.870      $10.810     $10.370      $10.540      $9.270
Income (loss) from investment
  operations:
  Net investment income ...................................     0.494       0.498        0.333       0.504        0.520       0.520
  Net realized and unrealized gain
    (loss) on investments .................................         -      (0.530)       0.060       0.446       (0.180)      1.290
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.494      (0.032)       0.393       0.950        0.340       1.810
                                                              ---------------------------------------------------------------------
Less dividends:
  Dividends from net
    investment income .....................................    (0.494)     (0.498)      (0.333)     (0.510)      (0.510)     (0.540)
                                                              ---------------------------------------------------------------------
  Total dividends .........................................    (0.494)     (0.498)      (0.333)     (0.510)      (0.510)     (0.540)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.340     $10.340      $10.870     $10.810      $10.370     $10.540
                                                              =====================================================================

Total return(3) ...........................................     4.99%      (0.38%)       3.70%       9.43%        3.41%      19.96%

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) .........................................   $38,314     $42,337      $46,939     $48,565      $49,301     $50,211
  Ratio of expenses to average
    net assets ............................................     1.03%       0.97%        0.92%       0.91%        0.71%       0.50%
  Ratio of expenses to average net
    assets prior to expense limitation
    and expenses paid indirectly ..........................     1.03%       1.02%        1.02%       0.93%        1.03%       1.07%
  Ratio of net investment income to
    average net assets ....................................     4.88%       4.62%        4.64%       4.81%        5.05%       5.25%
  Ratio of net investment income to
    average net assets prior to
    expense limitation and
    expenses paid indirectly ..............................     4.88%       4.57%        4.54%       4.79%        4.73%       4.68%
  Portfolio turnover ......................................        1%          7%          18%         12%          28%         31%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                     Delaware Tax-Free Missouri Insured Fund - B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                Year        Year    Eight Months     Year        Year         Year
                                                               Ended       Ended        Ended       Ended       Ended        Ended
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(2)   12/31/96     12/31/95
Net asset value, beginning of period ......................   $10.340     $10.870      $10.810     $10.370      $10.540      $9.270
Income (loss) from investment
  operations:
  Net investment income ...................................     0.418       0.416        0.279       0.425        0.460       0.480
  Net realized and unrealized gain
    (loss) on investments .................................         -      (0.530)       0.060       0.451       (0.180)      1.280
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.418      (0.114)       0.339       0.876        0.280       1.760
                                                              ---------------------------------------------------------------------
Less dividends:
  Dividends from net
    investment income .....................................    (0.418)     (0.416)      (0.279)     (0.436)      (0.450)     (0.490)
                                                              ---------------------------------------------------------------------
  Total dividends .........................................    (0.418)     (0.416)      (0.279)     (0.436)      (0.450)     (0.490)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.340     $10.340      $10.870     $10.810      $10.370     $10.540
                                                              =====================================================================

Total return(3) ...........................................     4.21%      (1.13%)       3.19%       8.66%        2.93%      19.18%

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) .........................................   $10,053     $10,572      $11,317     $11,507      $10,432      $6,195
  Ratio of expenses to average
    net assets ............................................     1.78%       1.72%        1.67%       1.61%        1.29%       0.97%
  Ratio of expenses to average net
    assets prior to expense limitation
    and expenses paid indirectly ..........................     1.78%       1.77%        1.77%       1.63%        1.78%       1.81%
  Ratio of net investment income
    to average net assets .................................     4.13%       3.87%        3.89%       4.11%        4.46%       4.70%
  Ratio of net investment income to
    average net assets prior to
    expense limitation and
    expenses paid indirectly ..............................     4.13%       3.82%        3.79%       4.09%        3.97%       3.86%
    Portfolio turnover ....................................        1%          7%          18%         12%          28%         31%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Missouri Insured Fund - C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                Year       Year     Eight Months    Year         Year       Period
                                                               Ended       Ended        Ended       Ended        Ended   11/11/95(3)
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(2)   12/31/96  to 12/31/95
Net asset value, beginning of period ......................   $10.350     $10.880      $10.810     $10.370      $10.540     $10.360
Income (loss) from investment operations:
  Net investment income ...................................     0.418       0.419        0.279       0.405        0.430       0.060
  Net realized and unrealized gain
    (loss) on investments .................................         -      (0.530)       0.070       0.455       (0.180)      0.170
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.418      (0.111)       0.349       0.860        0.250       0.230
                                                              ---------------------------------------------------------------------
Less dividends:
  Dividends from net
    investment income .....................................    (0.418)     (0.419)      (0.279)     (0.420)      (0.420)     (0.050)
                                                              ---------------------------------------------------------------------
  Total dividends .........................................    (0.418)     (0.419)      (0.279)     (0.420)      (0.420)     (0.050)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.350     $10.350      $10.880     $10.810      $10.370     $10.540
                                                              =====================================================================

Total return(4) ...........................................     4.20%      (1.12%)       3.28%       8.49%        2.48%       2.24%

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) .........................................      $343        $231         $112        $225         $152         $20
  Ratio of expenses to average
    net assets ............................................     1.78%       1.72%        1.67%       1.74%        1.62%       1.22%
  Ratio of expenses to average net
    assets prior to expense limitation
    and expenses paid indirectly ..........................     1.78%       1.77%        1.77%       1.76%        1.78%       1.55%
  Ratio of net investment income to
    average net assets ....................................     4.13%       3.87%        3.89%       3.98%        4.10%       4.09%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................      4.13%      3.82%        3.79%       3.96%        3.94%       3.76%
  Portfolio turnover ......................................        1%          7%          18%         12%          28%         31%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

                                                           Delaware Montana       Delaware Montana        Delaware Montana
Selected data for each share of the Fund outstanding        Municipal Bond         Municipal Bond          Municipal Bond
throughout each period were as follows:                     Fund - A Class         Fund - B Class          Fund - C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                Period                 Period                  Period
                                                        11/2/99(1) to 8/31/00  11/2/99(1) to 8/31/00    11/2/99(1) to 8/31/00
Net asset value, beginning of period .................         $5.500                  $5.500                   $5.500
Income from investment operations:
  Net investment income ..............................          0.176                   0.152                    0.146
  Net realized and unrealized gain
    on investments ...................................          0.163                   0.153                    0.159
                                                               -------------------------------------------------------
  Total from investment operations ...................          0.339                   0.305                    0.305
                                                               -------------------------------------------------------
Less dividends:
  Dividends from net investment income ...............         (0.179)                 (0.155)                  (0.155)
                                                               -------------------------------------------------------
  Total dividends ....................................         (0.179)                 (0.155)                  (0.155)
                                                               -------------------------------------------------------

Net asset value, end of period .......................         $5.660                  $5.650                   $5.650
                                                               =======================================================

Total return(2) ......................................          6.10%                   5.65%                    5.65%

  Ratios and supplemental data:
  Net assets, end of period (000 omitted) ............         $1,961                  $1,338                     $344
  Ratio of expenses to average net assets ............          0.75%                   1.50%                    1.50%
  Ratio of expenses to average net
    assets prior to expense limitation
    and expenses paid indirectly .....................          1.33%                   2.08%                    2.08%
  Ratio of net investment income to
    average net assets ...............................          4.31%                   3.56%                    3.56%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly .....................          3.73%                   2.98%                    2.98%
  Portfolio turnover .................................            24%                     24%                      24%

--------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free North Dakota Fund - A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                Year       Year     Eight Months    Year         Year        Year
                                                               Ended       Ended        Ended       Ended       Ended        Ended
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(2)   12/31/96     12/31/95
Net asset value, beginning of period ......................   $10.820     $11.440      $11.320     $10.880      $11.000      $9.850
Income (loss) from investment operations:
  Net investment income ...................................     0.547       0.541        0.364       0.546        0.540       0.540
  Net realized and unrealized gain
    (loss) on investments .................................    (0.180)     (0.578)       0.120       0.451       (0.130)      1.180
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.367      (0.037)       0.484       0.997        0.410       1.720
                                                              ---------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net
    investment income .....................................    (0.547)     (0.541)      (0.364)     (0.557)      (0.530)     (0.570)
  Distributions from net realized gain
    on investments ........................................         -      (0.042)           -           -            -           -
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................    (0.547)     (0.583)      (0.364)     (0.557)      (0.530)     (0.570)
                                                              ---------------------------------------------------------------------
Net asset value, end of period ............................   $10.640     $10.820      $11.440     $11.320      $10.880     $11.000
                                                              =====================================================================
Total return(3) ...........................................     3.58%      (0.41%)       4.35%       9.43%        3.89%      17.81%
Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) .........................................   $22,733     $27,032      $30,496     $30,965      $33,713     $36,096
  Ratio of expenses to
    average net assets ....................................     1.04%       1.00%        1.00%       1.00%        0.88%       0.81%
  Ratio of expenses to average net
    assets prior to expense limitation
    and expenses paid indirectly ..........................     1.04%       1.04%        1.15%       1.04%        1.08%       1.05%
  Ratio of net investment income to
    average net assets ....................................     5.19%       4.79%        4.82%       4.97%        5.01%       5.07%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................     5.19%       4.75%        4.67%       4.93%        4.81%       4.83%
  Portfolio turnover ......................................        7%         28%          23%         41%          58%         45%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                      Delaware Tax-Free North Dakota Fund - B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                Year       Year     Eight Months     Year        Year         Year
                                                               Ended       Ended        Ended       Ended       Ended        Ended
                                                              8/31/00     8/31/99     8/31/98(1) 12/31/97(2)   12/31/96     12/31/95
Net asset value, beginning of period ......................   $10.820     $11.440      $11.320     $10.880      $11.000      $9.850
Income (loss) from investment operations:
  Net investment income ...................................     0.468       0.457        0.308       0.484        0.490       0.480
  Net realized and unrealized gain
    (loss) on investments .................................    (0.180)     (0.578)       0.119       0.451       (0.130)      1.180
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.288      (0.121)       0.427       0.935        0.360       1.660
                                                              ---------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net
    investment income .....................................    (0.468)     (0.457)      (0.307)     (0.495)      (0.480)     (0.510)
  Distributions from net realized gain
    on investments ........................................         -      (0.042)           -           -            -           -
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................    (0.468)     (0.499)      (0.307)     (0.495)      (0.480)     (0.510)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.640     $10.820      $11.440     $11.320      $10.880     $11.000
                                                              =====================================================================

Total return(3) ...........................................     2.81%      (1.14%)       3.83%       8.82%        3.39%      17.24%

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) .........................................      $910      $1,048         $980        $889         $700        $375
  Ratio of expenses to average
    net assets ............................................     1.79%       1.75%        1.75%       1.55%        1.36%       1.29%
  Ratio of expenses to average net
    assets prior to expense limitation
    and expenses paid indirectly ..........................     1.79%       1.79%        1.90%       1.59%        1.83%       1.79%
  Ratio of net investment income to
    average net assets ....................................     4.44%       4.04%        4.07%       4.42%        4.52%       4.56%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................     4.44%       4.00%        3.92%       4.38%        4.05%       4.06%
  Portfolio turnover ......................................        7%         28%          23%         41%          58%         45%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free North Dakota Fund - C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                Year       Year     Eight Months    Year         Year       Period
                                                               Ended       Ended        Ended       Ended        Ended    7/29/95(3)
                                                              8/31/00     8/31/99    8/31/98(1)  12/31/97(2)   12/31/96  to 12/31/95
Net asset value, beginning of period ......................   $10.810     $11.430      $11.320     $10.870      $11.000     $10.510

Income (loss) from investment operations:
  Net investment income ...................................     0.466       0.456        0.307       0.441        0.440       0.170
  Net realized and unrealized gain
    (loss) on investments .................................    (0.180)     (0.578)       0.110       0.468       (0.140)      0.500
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.286      (0.122)       0.417       0.909        0.300       0.670
                                                              ---------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net
    investment income .....................................    (0.466)     (0.456)      (0.307)     (0.459)      (0.430)     (0.180)
  Distributions from net realized
    gain on investments ...................................         -      (0.042)           -          --            -           -
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................    (0.466)     (0.498)      (0.307)     (0.459)      (0.430)     (0.180)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $10.630     $10.810      $11.430     $11.320      $10.870     $11.000
                                                              =====================================================================

Total return(4) ...........................................     2.79%      (1.15%)       3.74%       8.57%        2.81%       6.47%

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) .........................................      $327        $322          $30         $41          $40         $20
  Ratio of expenses to
    average net assets ....................................     1.79%       1.75%        1.75%       1.87%        1.75%       1.73%
  Ratio of expenses to average net assets
    prior to expense limitation
    and expenses paid indirectly ..........................     1.79%       1.79%        1.90%       1.91%        1.75%       1.73%
  Ratio of net investment income to average
    net assets ............................................     4.44%       4.04%        4.07%       4.10%        4.06%       4.00%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................     4.44%       4.00%        3.92%       4.06%        4.06%       4.00%
  Portfolio turnover ......................................        7%         28%          23%         41%          58%         45%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Oregon Insured Fund - A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year       Year    Eight Months    Year        Year         Year
                                                                Ended      Ended       Ended        Ended       Ended        Ended
                                                               8/31/00    8/31/99    8/31/98(1)  12/31/97(2)   12/31/96     12/31/95
Net asset value, beginning of period ......................    $9.810     $10.430      $10.310      $9.870      $10.050      $8.920

Income (loss) from investment operations:
  Net investment income ...................................     0.467       0.458        0.320       0.481        0.480       0.490
  Net realized and unrealized gain
    (loss) on investments .................................     0.100      (0.620)       0.120       0.444       (0.180)      1.140
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.567      (0.162)       0.440       0.925        0.300       1.630
                                                              ---------------------------------------------------------------------
Less dividends:
  Dividends from net
    investment income .....................................    (0.467)     (0.458)      (0.320)     (0.485)      (0.480)     (0.500)
                                                              ---------------------------------------------------------------------
  Total dividends .........................................    (0.467)     (0.458)      (0.320)     (0.485)      (0.480)     (0.500)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................    $9.910      $9.810      $10.430     $10.310       $9.870     $10.050
                                                              =====================================================================

Total return(3) ...........................................     6.04%      (1.67%)       4.33%       9.66%        3.15%      18.71%

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) .........................................   $22,712     $27,518      $24,336     $22,071      $20,913     $21,590
  Ratio of expenses to average net assets .................     0.85%       0.80%        0.71%       0.71%        0.71%       0.54%
  Ratio of expenses to average net assets
    prior to expense limitation and expenses
    paid indirectly .......................................     1.01%       1.02%        1.03%       0.94%        1.07%       1.11%
  Ratio of net investment income to
    average net assets ....................................     4.85%       4.44%        4.64%       4.83%        4.92%       5.12%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................     4.69%       4.22%        4.32%       4.60%        4.56%       4.55%
  Portfolio turnover ......................................        0%         10%           5%          5%          40%         41%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free Oregon Insured Fund - B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year      Year     Eight Months    Year         Year        Year
                                                                Ended      Ended        Ended       Ended       Ended        Ended
                                                               8/31/00    8/31/99    8/31/98(1)  12/31/97(2)   12/31/96     12/31/95
Net asset value, beginning of period ......................    $9.810     $10.430      $10.310      $9.870      $10.050      $8.920

Income (loss) from investment operations:
  Net investment income ...................................     0.394       0.381        0.268       0.422        0.430       0.440
  Net realized and unrealized gain
    (loss) on investments .................................     0.100      (0.620)       0.120       0.434       (0.180)      1.140
                                                               --------------------------------------------------------------------
  Total from investment operations ........................     0.494      (0.239)       0.388       0.856        0.250       1.580
                                                               --------------------------------------------------------------------
Less dividends:
  Dividends from
    net investment income .................................    (0.394)     (0.381)      (0.268)     (0.416)      (0.430)     (0.450)
                                                               --------------------------------------------------------------------
  Total dividends .........................................    (0.394)     (0.381)      (0.268)     (0.416)      (0.430)     (0.450)
                                                               --------------------------------------------------------------------

Net asset value, end of period ............................    $9.910      $9.810      $10.430     $10.310       $9.870     $10.050
                                                               ====================================================================

Total return(3) ...........................................     5.24%      (2.41%)       3.82%       8.90%        2.61%      18.10%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $7,484      $7,999       $6,011      $6,461       $4,758      $2,786
  Ratio of expenses to average
    net assets ............................................     1.60%       1.55%        1.46%       1.39%        1.25%       1.04%
  Ratio of expenses to average net
    assets prior to expense limitation
    and expenses paid indirectly ..........................      1.76%      1.77%        1.78%       1.62%        1.83%       1.86%
  Ratio of net investment income to average
    net assets ............................................      4.10%      3.69%        3.89%       4.15%        4.37%       4.57%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................      3.94%      3.47%        3.57%       3.92%        3.79%       3.75%
  Portfolio turnover ......................................        0%         10%           5%          5%          40%         41%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free Oregon Insured Fund - C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year       Year    Eight Months     Year        Year       Period
                                                                Ended      Ended        Ended       Ended       Ended      7/7/95(3)
                                                               8/31/00    8/31/99     8/31/98(1) 12/31/97(2)   12/31/96  to 12/31/95
Net asset value, beginning of period ......................    $9.820     $10.440      $10.320      $9.880      $10.050      $9.630
Income (loss) from investment operations:
  Net investment income ...................................     0.394       0.380        0.268       0.411        0.400       0.190
  Net realized and unrealized gain
    (loss) on investments .................................     0.100      (0.620)       0.120       0.431       (0.170)      0.410
                                                               --------------------------------------------------------------------
  Total from investment operations ........................     0.494      (0.240)       0.388       0.842        0.230       0.600
                                                               --------------------------------------------------------------------
Less dividends:
  Dividends from net
    investment income .....................................    (0.394)     (0.380)      (0.268)     (0.402)      (0.400)     (0.180)
                                                               --------------------------------------------------------------------
  Total dividends .........................................    (0.394)     (0.380)      (0.268)     (0.402)      (0.400)     (0.180)
                                                               --------------------------------------------------------------------

Net asset value, end of period ............................    $9.920      $9.820      $10.440     $10.320       $9.880     $10.050
                                                               ====================================================================

Total return(4) ...........................................     5.24%      (2.41%)       3.81%       8.75%        2.38%       6.35%

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) .........................................    $1,609      $1,603         $999        $532         $360        $250
  Ratio of expenses to
    average net assets ....................................     1.60%       1.55%        1.46%       1.51%        1.55%       1.39%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ..............................     1.76%       1.77%        1.78%       1.74%        1.82%       1.74%
  Ratio of net investment income to
    average net assets ....................................     4.10%       3.69%        3.89%       4.03%        4.03%       4.00%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................     3.94%       3.47%        3.57%       3.80%        3.76%       3.65%
  Portfolio turnover ......................................        0%         10%           5%          5%          40%         41%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Tax-Free Wisconsin Fund - A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year       Year    Eight Months     Year        Year         Year
                                                                Ended      Ended        Ended       Ended        Ended       Ended
                                                               8/31/00    8/31/99     8/31/98(1)  12/31/97(2)   12/31/96   12/31/95
Net asset value, beginning of period ......................    $9.550     $10.080      $10.010      $9.640       $9.780      $8.740
Income (loss) from investment operations:
  Net investment income ...................................     0.460       0.452        0.304       0.466        0.460       0.480
  Net realized and unrealized gain
    (loss) on investments .................................    (0.040)     (0.530)       0.070       0.383       (0.140)      1.040
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     0.420      (0.078)       0.374       0.849        0.320       1.520
                                                              ---------------------------------------------------------------------
Less dividends:
  Dividends from net
    investment income .....................................    (0.460)     (0.452)      (0.304)     (0.479)      (0.460)     (0.480)
                                                              ---------------------------------------------------------------------
  Total dividends .........................................    (0.460)     (0.452)      (0.304)     (0.479)      (0.460)     (0.480)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................    $9.510      $9.550      $10.080     $10.010       $9.640      $9.780
                                                              =====================================================================

Total return(3) ...........................................     4.62%      (0.87%)       3.80%       9.07%        3.49%      17.74%

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) .........................................   $28,737     $33,410      $34,489     $30,879      $28,292     $26,449
  Ratio of expenses to average
    net assets ............................................     1.02%       1.00%        1.00%       0.99%        0.98%       0.88%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ..............................     1.15%       1.03%        1.04%       1.07%        1.09%       1.09%
  Ratio of net investment income to
    average net assets ....................................     4.94%       4.54%        4.56%       4.76%        4.90%       5.05%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................     4.81%       4.51%        4.52%       4.68%        4.79%       4.84%
  Portfolio turnover ......................................        6%          6%          16%         30%          38%         12%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Tax-Free Wisconsin Fund - B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year      Year      Eight Months    Year        Year       Period
                                                                Ended      Ended        Ended       Ended       Ended     4/22/95(3)
                                                               8/31/00    8/31/99     8/31/98(1)  12/31/97(2)  12/31/96  to 12/31/95
Net asset value, beginning of period ......................    $9.540     $10.070      $10.000      $9.630       $9.770      $9.390

Income (loss) from investment operations:
  Net investment income ...................................     0.391       0.378        0.255       0.395        0.410       0.280
  Net realized and unrealized gain
    (loss) on investments .................................    (0.041)     (0.530)       0.070       0.382       (0.140)      0.370
                                                               --------------------------------------------------------------------
  Total from investment operations ........................     0.350      (0.152)       0.325       0.777        0.270       0.650
                                                               --------------------------------------------------------------------
Less dividends:
  Dividends from net
    investment income .....................................    (0.390)     (0.378)      (0.255)     (0.407)      (0.410)     (0.270)
                                                               --------------------------------------------------------------------
  Total dividends .........................................    (0.390)     (0.378)      (0.255)     (0.407)      (0.410)     (0.270)
                                                               --------------------------------------------------------------------

Net asset value, end of period ............................    $9.500      $9.540      $10.070     $10.000       $9.630      $9.770
                                                               ====================================================================

Total return(4) ...........................................     3.84%      (1.60%)       3.29%       8.27%        2.84%       7.08%

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) .........................................    $3,243      $3,206       $2,621      $1,931       $1,339        $725
  Ratio of expenses to average
    net assets ............................................     1.77%       1.75%        1.75%       1.72%        1.66%       1.45%
  Ratio of expenses to average net
    assets prior to expense limitation
    and expenses paid indirectly ..........................     1.90%       1.78%        1.79%       1.80%        1.85%       1.70%
  Ratio of net investment income to
    average net assets ....................................     4.19%       3.79%        3.81%       4.03%        4.37%       4.31%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................     4.06%       3.76%        3.77%       3.95%        4.18%       4.06%
  Portfolio turnover ......................................        6%          6%          16%         30%          38%         12%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Wisconsin Fund - C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year       Year     Eight Months    Year        Year       Period
                                                                Ended      Ended        Ended        Ended       Ended    3/28/95(3)
                                                               8/31/00    8/31/99     8/31/98(1)  12/31/97(2)  12/31/96  to 12/31/95
Net asset value, beginning of period ......................    $9.570     $10.110      $10.030      $9.660       $9.790      $9.340

Income (loss) from investment operations:
  Net investment income ...................................     0.392       0.377        0.259       0.380        0.390       0.300
  Net realized and unrealized gain
    (loss) on investments .................................    (0.032)     (0.540)       0.075       0.390       (0.130)      0.440
                                                               --------------------------------------------------------------------
  Total from investment operations ........................     0.360      (0.163)       0.334       0.770        0.260       0.740
                                                               --------------------------------------------------------------------
Less dividends:
  Dividends from net
    investment income .....................................    (0.390)     (0.377)      (0.254)     (0.400)      (0.390)     (0.290)
                                                               --------------------------------------------------------------------
  Total dividends .........................................    (0.390)     (0.377)      (0.254)     (0.400)      (0.390)     (0.290)
                                                               --------------------------------------------------------------------

Net asset value, end of period ............................    $9.540      $9.570      $10.110     $10.030       $9.660      $9.790
                                                               ====================================================================

Total return(4) ...........................................     3.93%      (1.70%)       3.38%       8.16%        2.74%       8.06%

Ratios and supplemental data:
  Net assets, end of period
    (000 omitted) .........................................    $1,375      $1,509       $1,283        $689         $555         $73
  Ratio of expenses to average
    net assets ............................................     1.77%       1.75%        1.75%       1.81%        1.75%       1.77%
  Ratio of expenses to average net
    assets prior to expense limitation
    and expenses paid indirectly ..........................     1.90%       1.78%        1.79%       1.89%        1.83%       1.77%
  Ratio of net investment income to
    average net assets ....................................     4.19%       3.79%        3.81%       3.94%        4.12%       4.04%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..........................     4.06%       3.76%        3.77%       3.86%        4.04%       4.04%
  Portfolio turnover ......................................        6%          6%          16%         30%          38%         12%

--------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

58